Exhibit 99.2

FIRST QUARTER 2014

SUPPLEMENTAL DATA

MARCH 31, 2014

SL Green Realty Corp. is a fully integrated, self-administered and self-managed Real Estate Investment Trust, or REIT, that primarily acquires, owns, manages, leases and repositions office properties in emerging, high-growth submarkets of Manhattan.

•                  SL Green’s common stock is listed on the New York Stock Exchange, and trades under the symbol SLG.

•                  SL Green maintains an internet site at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found.  Such information is not incorporated into this supplemental financial package.  This supplemental financial package is available through the Company’s internet site.

•                  This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings.  The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings.  As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-216-1601.

Forward-looking Statement

This press release includes certain statements that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. Forward-looking statements are not guarantees of future performance and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “project,” “continue,” or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements are described in our filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended March 31, 2014 that will be released on Form 10-Q to be filed on or before May 12, 2014.

TABLE OF CONTENTS

Highlights of Current Period Financial Performance

Unaudited Financial Statements
Corporate Profile	5
Highlights	6-13
Comparative Balance Sheets	14-15
Comparative Statements of Operations	16
Comparative Computation of FFO and FAD	17
Consolidated Statement of Equity	18
Joint Venture Statements	19-20

Selected Financial Data	21-24
Debt Summary Schedule	25-27
Summary of Ground Lease Arrangements	28

Debt and Preferred Equity Investments	29-31

Selected Property Data
Composition of Property Portfolio	32-35
Largest Tenants	36
Tenant Diversification	37
Leasing Activity Summary	38-41
Annual Lease Expirations	42-43

Summary of Real Estate Acquisition/Disposition Activity	44-47
Corporate Information	48
Analyst Coverage	49
Supplemental Definitions	50

CORPORATE PROFILE

SL Green Realty Corp., or the Company, is New York City’s largest commercial office landlord and is the only fully integrated, self-managed, self-administered Real Estate Investment Trust, or REIT, primarily focused on owning and operating office buildings in Manhattan.

The Company was formed on August 20, 1997 to continue the commercial real estate business of S.L. Green Properties Inc., a company that was founded in 1980 by Stephen L. Green, our current Chairman.  For more than 25 years SL Green has been engaged in the business of owning, managing, leasing, acquiring and repositioning office properties in Manhattan.  The Company’s investment focus is to create value through strategically acquiring, redeveloping and repositioning office properties primarily located in Manhattan, and re-leasing and managing these properties for maximum cash flow.

In 2007, SL Green acquired Reckson Associates Realty Corp. and added over 9 million square feet to its portfolio. Included in this total is over 3 million square feet of Class A office space located in Westchester, New York and Stamford, Connecticut.  These suburban portfolios serve as natural extensions of SL Green’s core ownership in the Grand Central submarket of Midtown Manhattan. The Company has since made selective additions and dispositions to the holdings in these areas.

Looking forward, SL Green plans to continue its opportunistic investment philosophy through three established business lines: investment in long-term core properties, investment in opportunistic assets, and debt and preferred equity investments.  This three-legged investment strategy allows SL Green to balance the components of its portfolio to take advantage of each stage in the business cycle.

FIRST QUARTER 2014 HIGHLIGHTS UNAUDITED

Summary

New York, NY, April 23, 2014 — SL Green Realty Corp. (NYSE:  SLG) today reported funds from operations, or FFO, of $150.0 million, or $1.52 per share, after giving consideration to transaction costs of $2.5 million, or $0.02 per share, for the quarter ended March 31, 2014, compared to $109.2 million, or $1.16 per share, after giving consideration to transaction costs of $1.4 million, or $0.01 per share for the same quarter in 2013.

Net income attributable to common stockholders totaled $146.1 million, or $1.53 per share, for the quarter ended March 31, 2014, inclusive of $106.4 million, or $1.08 per share, of gains recognized on the sale of the Company’s interest in a large, West Coast Office portfolio and 21-25 West 34th Street, compared to $18.9 million, or $0.21 per share, for the same quarter in 2013.

All per share amounts in this press release are presented on a diluted basis.

Operating and Leasing Activity

For the first quarter of 2014, the Company reported consolidated revenues and operating income of $381.1 million and $224.7 million, respectively, compared to $360.0 million and $192.3 million, respectively, for the same period in 2013.

Consistent with the Company’s expectations, same-store cash NOI on a combined basis increased by 1.0 percent to $186.2 million for the quarter ended March 31, 2014 as compared to the same period in 2013. The Company is currently projecting combined same-store cash NOI to increase by 3 to 4 percent for the full year.  Consolidated property same-store cash NOI decreased by 1.1 percent to $154.1 million and unconsolidated joint venture property same-store cash NOI increased 12.5 percent to $32.1 million.

Manhattan same-store occupancy was 95.6 percent as of March 31, 2014, inclusive of 357,109 square feet of leases signed but not yet commenced, including expected vacancies during the first quarter at 711 Third Avenue and 810 Seventh Avenue, as compared to 95.9 percent at December 31, 2013 and 94.8 percent at March 31, 2013.

During the first quarter, the Company signed 75 office leases in its Manhattan portfolio totaling 548,062 square feet.  Twenty-one leases comprising 160,614 square feet represented office leases that replaced previous vacancy. Fifty-four leases comprising 387,448 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $61.84 per rentable square foot, representing a 15.1 percent increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Manhattan office leases signed in the first quarter was 5.9 years and average tenant concessions were 2.0 months of free rent with a tenant improvement allowance of $29.73 per rentable square foot.

Same-store occupancy for the Company’s Suburban portfolio increased to 81.2 percent at March 31, 2014, inclusive of 44,337 square feet of leases signed but not yet commenced, as compared

FIRST QUARTER 2014 HIGHLIGHTS UNAUDITED

to 80.9 percent at December 31, 2013 and 78.9 percent at March 31, 2013.

During the first quarter, the Company signed 33 office leases in the Suburban portfolio totaling 159,134 square feet.  Sixteen leases comprising 71,130 square feet represented office leases that replaced previous vacancy. Seventeen leases comprising the remaining 88,004 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $32.35 per rentable square foot, representing a 0.8 percent increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Suburban office leases signed in the first quarter was 8.0 years and average tenant concessions were 3.3 months of free rent with a tenant improvement allowance of $24.90 per rentable square foot.

Significant leases that were signed during the first quarter included:

•                  Renewal and expansion on 47,162 square feet with The City University of New York for 10.3 years at 16 Court Street, Brooklyn;

•                  Early renewal and expansion on 43,148 square feet with ABN AMRO Holdings USA LLC at 100 Park Avenue with an average remaining lease term of 10.6 years;

•                  New lease on 25,224 square feet with Napier Park Global Capital LLC for 10.6 years at 280 Park Avenue; and

•                  New lease on 21,802 square feet with Infor, Inc. for 10.6 years at 635 Sixth Avenue increasing its commitment at 635-641 Sixth Avenue to 114,048 square feet.

Marketing, general and administrative, or MG&A, expenses for the quarter ended March 31, 2014 were $23.3 million, or 5.2 percent of total revenues and an annualized 50 basis points of total assets including the Company’s share of joint venture revenues and assets.

Real Estate Investment Activity

In January, the Company closed on the sale of its joint venture interest in a 30,100 square foot property located at 21-25 West 34th Street for an allocated sales price of $114.9 million and recognized a gain of $20.9 million.  The Company retained its 50 percent interest in 91,311 square feet of development rights.

In March, the Company entered into an agreement to acquire Ivanhoe Cambridge’s stake in 388-390 Greenwich Street, thereby assuming full ownership of the 2.6 million square foot property located in Tribeca. The transaction values the consolidated investment interest at $1.585 billion, reflecting a going-in capitalization rate based on in-place net operating income of 7.0 percent and a fully stabilized capitalization rate of 6.4 percent.  The combined property is triple-net leased to an affiliate of Citigroup Inc. through 2035, under an extension that was announced in December 2013, which was one of the largest lease transactions ever executed in New York. The sale is expected to close during the second quarter of 2014, subject to the satisfaction of customary closing conditions.

FIRST QUARTER 2014 HIGHLIGHTS UNAUDITED

In March, the Company sold its 43.74 percent interest in a southern California office portfolio for $100.0 million, reflecting a capitalization rate of 5.3 percent, and recognized a gain of $85.5 million. The portfolio consisted of 28 properties totaling 3.7 million square feet, located in various submarkets including Los Angeles, Orange County and San Diego, which was originally part of a 31-property, 4.5 million-square-foot portfolio that the Company acquired through foreclosure.

In April, the Company announced two separate agreements to acquire prime retail condominiums located along two of SoHo’s most popular shopping corridors.  The Company entered into contracts to acquire the 7,200 square foot retail condominium at 121 Greene Street in Lower Manhattan and the 5,218 square foot retail condominium at 115 Spring Street, in between Mercer and Greene streets.  The acquisitions will add to the Company’s expanding prime retail property portfolio, which features substantial investment interests along several of New York City’s most heavily trafficked retail corridors.  The Company’s SoHo presence already includes retail assets at 131-137 Spring Street and a participating preferred investment at 530-536 Broadway.

In April, the Company entered into a contract to acquire the fee interest at 635 Madison Avenue for $145.0 million. The property is encumbered by a ground lease through April 2030 with one 21-year extension option and improvements include a 19-story 176,530 square foot office tower.  The acquisition increases the Company’s footprint in Manhattan’s prestigious Plaza District, where it also owns several office and retail properties, including 625 Madison Avenue, 724 Fifth Avenue, 1350 Avenue of the Americas, 10 E. 53rd Street and the recently acquired retail at 650 Fifth Avenue.  The off-market transaction, which is subject to the satisfaction of customary closing conditions, is expected to be completed during the third quarter of 2014.

In April, the Company announced an agreement to sell its leasehold interest in 673 First Avenue for $145.0 million, reflecting a capitalization rate based on in-place net operating income of 4.7 percent.  The sale of the 422,000 square foot office building is expected to close during the second quarter 2014, subject to the satisfaction of customary closing conditions.

Debt and Preferred Equity Investment Activity

The carrying value of the Company’s debt and preferred equity investment portfolio totaled $1.5 billion at March 31, 2014.  During the first quarter, the Company originated and retained new debt and preferred equity investments totaling $160.4 million, at a weighted average current yield of 9.0 percent. The debt and preferred equity investment portfolio had a weighted average maturity of 2.0 years as of March 31, 2014, excluding any extension options, and had a weighted average yield during the first quarter of 10.6 percent.

Financing and Capital Activity

In March, the Company amended and expanded the term loan portion of its unsecured corporate credit facility by $383.0 million to $783.0 million. The maturity date of the term loan was extended to June 2019 and the cost of the term loan was reduced to 140 basis points over LIBOR.  The facility also includes a $1.2 billion revolving line of credit that matures in March 2018,

FIRST QUARTER 2014 HIGHLIGHTS UNAUDITED

inclusive of the Company’s aggregate one-year, as-of-right extension option.

In February, the Company closed on a $360.0 million mortgage refinancing of 100 Park Avenue. The new loan, which replaces the previous $209.4 million mortgage, matures in February 2021 and bears interest at 175 basis points over LIBOR.

In April, the Company and its joint venture partner closed on a $275.0 million refinancing of 724 Fifth Avenue, resulting in proceeds in excess of our original basis in the building.  The new loan matures in April 2017 with two one-year extension options and bears interest at a blended rate of 242 basis points over LIBOR.

Dividends

During the first quarter of 2014, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•                  $0.50 per share of common stock, which was paid on April 15, 2014 to stockholders of record on the close of business on March 31, 2014; and

•                  $0.40625 per share on the Company’s 6.50% Series I Cumulative Redeemable Preferred Stock for the period January 14, 2014 through and including April 14, 2014, which was paid on April 15, 2014 to stockholders of record on the close of business on March 31, 2014, and reflects the regular quarterly dividend which is the equivalent of an annualized dividend of $1.625 per share.

SL Green Realty Corp.
Key Financial Data
March 31, 2014
(Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013

Earnings Per Share
Net income available to common stockholders - diluted	$1.53	$0.39	$0.40	$0.09	$0.21
Funds from operations available to common stockholders - diluted	$1.52	$1.38	$1.34	$1.27	$1.16
Funds available for distribution to common stockholders - diluted	$1.18	$0.63	$1.09	$0.91	$1.03

Common Share Price & Dividends
At the end of the period	$100.62	$92.38	$88.84	$88.19	$86.11
High during period	$100.62	$98.15	$95.61	$94.21	$86.29
Low during period	$90.96	$87.63	$85.40	$84.36	$78.16
Common dividends per share	$0.50	$0.50	$0.33	$0.33	$0.33

FFO payout ratio	32.9%	36.1%	24.6%	25.9%	28.5%
Recurring FAD payout ratio	38.7%	61.4%	30.2%	36.1%	32.2%

Common Shares & Units
Common shares outstanding	95,318	94,993	92,214	91,813	91,555
Units outstanding	3,000	2,902	2,792	2,794	2,586
Total common shares and units outstanding	98,318	97,895	95,006	94,607	94,141

Weighted average common shares and units outstanding - basic	98,196	96,831	94,780	94,312	94,086
Weighted average common shares and units outstanding - diluted	98,716	97,148	95,016	94,536	94,302

Market Capitalization
Market value of common equity	$9,892,757	$9,043,540	$8,440,333	$8,343,391	$8,106,482
Liquidation value of preferred equity/units	279,550	279,550	279,550	279,550	472,050
Consolidated debt	7,195,419	6,919,908	6,819,627	6,721,936	6,678,073
Consolidated market capitalization	$17,367,726	$16,242,998	$15,539,510	$15,344,877	$15,256,605
SLG portion of JV debt	1,916,123	2,134,677	2,151,395	2,145,321	2,199,143
Combined market capitalization	$19,283,849	$18,377,675	$17,690,905	$17,490,198	$17,455,748

Consolidated debt to market capitalization	41.4%	42.7%	44.0%	43.9%	43.9%
Combined debt to market capitalization	47.2%	49.4%	50.8%	50.8%	50.9%

Consolidated debt service coverage	2.66x	2.49x	2.43x	2.49x	2.29x
Consolidated fixed charge coverage	2.34x	2.19x	2.13x	2.13x	1.94x
Combined fixed charge coverage	2.08x	1.94x	1.91x	1.92x	1.75x

Supplemental Information	First Quarter 2014

SL Green Realty Corp.
Key Financial Data
March 31, 2014
(Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013

Selected Balance Sheet Data
Real estate assets before depreciation	$12,341,269	$12,333,780	$11,713,705	$11,663,263	$11,732,106
Investments in unconsolidated joint ventures	$1,061,704	$1,113,218	$1,109,815	$1,085,793	$1,073,130
Debt and Preferred Equity Investments	$1,493,725	$1,304,839	$1,315,551	$1,227,421	$1,431,731
Cash and cash equivalents	$447,162	$206,692	$209,098	$198,969	$220,140
Investment in marketable securities	$32,130	$32,049	$32,863	$26,266	$22,994

Total assets	$15,363,289	$14,959,001	$14,581,167	$14,407,007	$14,538,109

Fixed rate & hedged debt	$5,593,899	$5,599,959	$5,606,449	$5,806,183	$5,811,994
Variable rate debt	1,601,520	1,319,949	1,213,178	915,753	866,079
Total consolidated debt	$7,195,419	$6,919,908	$6,819,627	$6,721,936	$6,678,073

Total liabilities	$7,897,297	$7,627,099	$7,514,477	$7,390,318	$7,362,706

Fixed rate & hedged debt - including SLG portion of JV debt	$6,683,185	$6,863,469	$6,870,840	$7,071,214	$7,070,303
Variable rate debt - including SLG portion of JV debt	2,428,357	2,191,116	2,100,182	1,796,043	1,806,913
Total combined debt	$9,111,542	$9,054,585	$8,971,022	$8,867,257	$8,877,216

Selected Operating Data
Property operating revenues	$312,462	$315,586	$304,011	$307,093	$301,479
Property operating expenses	(136,835)	(137,765)	(138,849)	(128,295)	(131,742)
Property operating NOI	$175,627	$177,821	$165,162	$178,798	$169,737
NOI from discontinued operations	1,798 (1)	1,296	2,907	6,357	3,422
Total property operating NOI - consolidated	$177,425	$179,117	$168,069	$185,155	$173,159
SLG share of property NOI from JVs	49,320	50,197	45,918	45,814	42,989
Total property operating NOI - combined	$226,745	$229,314	$213,987	$230,969	$216,148
Investment income	54,084	49,956	44,448	46,731	52,708
Other income	14,582	3,649	9,874	5,723	5,766
Gain (Loss) on early extinguishment of debt from JVs	(1,595)	—	—	—	—
Income from discontinued operations	—	—	—	—	—
Marketing general & administrative expenses	(23,257)	(22,742)	(20,869)	(21,514)	(21,067)
EBITDA - combined	$270,559	$260,177	$247,440	$261,909	$253,555

Consolidated Debt to EBITDA (trailing-12 months)	7.90x	7.97x	7.92x	7.88x	7.98x
Combined Debt to EBITDA (trailing-12 months)	8.30x	8.62x	8.68x	8.63x	8.82x

(1) Discontinued operations for the quarter ended March 31, 2014 reflects operations from 673 First Avenue

SL Green Realty Corp.
Key Financial Data
March 31, 2014
(Dollars in Thousands Except Per Share)

Manhattan Properties

	As of or for the three months ended
	3/31/2014		12/31/2013	9/30/2013	6/30/2013	3/31/2013

Selected Operating Data
Property operating revenues	$275,907		$283,687	$274,424	$281,224	$278,568
Property operating expenses	116,881		115,674	119,798	110,223	116,152
Property operating NOI	$159,026		$168,013	$154,626	$171,001	$162,416
NOI from discontinued operations	1,798	(1)	1,294	2,725	6,326	3,305
Total property operating NOI - consolidated	$160,824		$169,307	$157,351	$177,327	$165,721

Other income - consolidated	$157		$1,340	$443	$478	$1,295

SLG share of property NOI from unconsolidated JV	$43,646		$45,400	$41,288	$39,987	$36,171

Portfolio Statistics
Consolidated office buildings in service	23		23	26	27	27
Unconsolidated office buildings in service	10		9	9	9	9
	33		32	35	36	36

Consolidated office buildings in service - square footage	17,306,045		17,306,045	18,012,945	18,347,945	18,347,945
Unconsolidated office buildings in service - square footage	6,465,415		5,934,434	5,934,434	5,934,434	5,934,434
	23,771,460		23,240,479	23,947,379	24,282,379	24,282,379

Quarter end occupancy- same store - combined office (consolidated + JV)	94.3	%(2)	94.5%	94.2%	93.8%	93.7%

Office Leasing Statistics
Total office leases commenced	65		58	47	58	55

Commenced office square footage filling vacancy	124,181		278,663	208,460	131,210	129,746
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	368,464		3,049,172	156,532	518,215	406,355
Total office square footage commenced	492,645		3,327,835	364,992	649,425	536,101

Average rent psf - leases commenced	$60.15		$47.66	$56.78	$56.39	$57.06
Previously escalated rents psf	$54.15		$42.71	$59.78	$53.72	$54.72
Percentage of new rent over previously escalated rents (3)	11.1%		11.6%	-5.0%	5.0%	4.3%
Average lease term	5.6		14.4	8.7	6.5	5.4
Tenant concession packages psf	$27.66		$49.18	$38.15	$23.23	$21.55
Free rent months	2.3		6.6	5.2	1.6	2.2

(1) Discontinued operations for the quarter ended March 31, 2014 reflects operations from 673 First Avenue

(2) Manhattan same-store occupancy, inclusive of 357,109 square feet of leases signed but not yet commenced, is 95.6% as of March 31, 2014

(3) Calculated on space that was occupied within the previous 12 months

SL Green Realty Corp.
Key Financial Data
March 31, 2014
(Dollars in Thousands Except Per Share)

Suburban Properties

	As of or for the three months ended
	3/31/2014		12/31/2013	9/30/2013	6/30/2013	3/31/2013

Selected Operating Data
Property operating revenues	$28,501		$27,616	$28,917	$26,341	$23,815
Property operating expenses	13,836		16,109	15,545	14,721	13,015
Property operating NOI	$14,665		$11,507	$13,372	$11,620	$10,800
NOI from discontinued operations	—		—	178	29	136
Total property operating NOI - consolidated	$14,665		$11,507	$13,550	$11,649	$10,936

Other income - consolidated	$1,020		$858	$549	$843	$1,618

SLG share of property NOI from unconsolidated JV	$1,434		$1,422	$1,496	$1,186	$2,000

Portfolio Statistics
Consolidated office buildings in service	27		26	26	27	26
Unconsolidated office buildings in service	4		4	4	4	5
	31		30	30	31	31

Consolidated office buildings in service - square footage	4,365,400		4,087,400	4,087,400	4,217,400	3,899,800
Unconsolidated office buildings in service - square footage	1,222,100		1,222,100	1,222,100	1,222,100	1,539,700
	5,587,500		5,309,500	5,309,500	5,439,500	5,439,500

Quarter end occupancy- same store - combined office (consolidated + JV)	80.4	%(1)	80.0%	78.9%	79.0%	78.7%

Office Leasing Statistics
Total office leases commenced	38		26	35	30	34

Commenced office square footage filling vacancy	61,559		107,696	86,487	59,648	74,975
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	91,640		73,631	143,787	151,408	150,097
Total office square footage commenced	153,199		181,327	230,274	211,056	225,072

Average rent psf - leases commenced	$30.86		$33.28	$28.09	$30.73	$32.51
Previously escalated rents psf	$30.10		$32.79	$28.11	$34.25	$32.74
Percentage of new rent over previously escalated rents (2)	2.5%		1.5%	0.0%	-10.3%	-0.7%
Average lease term	7.2		7.2	7.1	6.8	7.1
Tenant concession packages psf	$21.01		$27.51	$24.47	$18.67	$17.40
Free rent months	3.4		7.8	5.0	5.6	3.1

(1) Suburban same-store occupancy, inclusive of 44,337 square feet of leases signed but not yet commenced, is 81.2% as of March 31, 2014

(2) Calculated on space that was occupied within the previous 12 months

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013
Assets
Commercial real estate properties, at cost:
Land & land interests	$3,112,013	$3,032,526	$2,868,833	$2,866,048	$2,886,099
Buildings & improvements fee interest	7,767,616	7,884,663	7,440,543	7,393,930	7,452,347
Buildings & improvements leasehold	1,375,007	1,366,281	1,353,997	1,352,953	1,346,481
Buildings & improvements under capital lease	27,445	50,310	50,332	50,332	47,179
	12,282,081	12,333,780	11,713,705	11,663,263	11,732,106
Less accumulated depreciation	(1,695,568)	(1,646,240)	(1,574,002)	(1,502,694)	(1,461,775)
	10,586,513	10,687,540	10,139,703	10,160,569	10,270,331
Other real estate investments:
Investment in unconsolidated joint ventures	1,061,704	1,113,218	1,109,815	1,085,793	1,073,130
Debt and preferred equity investments, net	1,493,725	1,304,839	1,315,551	1,227,421	1,431,731

Assets held for sale, net	63,925	—	—	207,665	—
Cash and cash equivalents	447,162	206,692	209,098	198,969	220,140
Restricted cash	154,492	142,051	356,844	130,483	130,233
Investment in marketable securities	32,130	32,049	32,863	26,266	22,994
Tenant and other receivables, net of $18,627 reserve at 3/31/14	47,296	60,393	57,602	56,728	48,197
Related party receivables	19,947	8,530	7,800	6,845	11,133
Deferred rents receivable, net of reserve for tenant credit loss of $27,939 at 3/31/14	378,980	386,508	374,615	360,954	355,250
Deferred costs, net	261,542	267,058	247,850	246,058	252,018
Other assets	815,873	750,123	729,426	699,256	722,952

Total Assets	$15,363,289	$14,959,001	$14,581,167	$14,407,007	$14,538,109

COMPARATIVE BALANCE SHEETS Unaudited (Amounts in Thousands)

	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013
Liabilities
Mortgages and other loans payable	$4,971,022	$4,860,578	$4,641,758	$4,835,231	$4,815,485
Term loan and senior unsecured notes	2,124,397	1,739,330	1,737,869	1,735,205	1,732,588
Revolving credit facility	—	220,000	340,000	40,000	30,000
Accrued interest and other liabilities	112,852	114,622	75,607	77,497	79,913
Accounts payable and accrued expenses	140,346	145,889	167,719	138,029	143,812
Deferred revenue	259,929	263,261	293,393	296,930	310,214
Capitalized lease obligations	20,541	47,671	47,492	47,240	43,404
Deferred land lease payable	958	22,185	21,066	19,948	19,750
Dividends and distributions payable	52,471	52,255	34,749	34,740	37,737
Security deposits	65,077	61,308	54,824	53,604	49,803
Liabilities related to assets held for sale	49,704	—	—	11,894	—
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Total liabilities	7,897,297	7,627,099	7,514,477	7,390,318	7,362,706

Noncontrolling interest in operating partnership (3,000 units outstanding) at 3/31/14	298,858	265,476	248,046	243,925	220,174
Series G Preferred Units	47,550	47,550	47,550	47,550	47,550
Series H Preferred Units	2,000	2,000	2,000	2,000	2,000

Equity
SL Green Realty Corp. Stockholders’ Equity:
Series C Perpetual Preferred Shares	—	—	—	—	180,340
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $.01 par value, 160,000 shares authorized, 98,919 issued and outstanding at 3/31/14	990	986	959	955	953
Additional paid—in capital	5,049,507	5,015,904	4,757,778	4,716,012	4,697,528
Treasury stock (3,600 shares) at 3/31/14	(320,076)	(317,356)	(316,989)	(316,768)	(322,858)
Accumulated other comprehensive loss	(14,872)	(15,211)	(19,249)	(18,622)	(26,117)
Retained earnings	1,688,211	1,619,150	1,636,584	1,631,287	1,665,468
Total SL Green Realty Corp. stockholders’ equity	6,625,692	6,525,405	6,281,015	6,234,796	6,417,246

Noncontrolling interest in other partnerships	491,892	491,471	488,079	488,418	488,433

Total equity	7,117,584	7,016,876	6,769,094	6,723,214	6,905,679

Total Liabilities and Equity	$15,363,289	$14,959,001	$14,581,167	$14,407,007	$14,538,109

COMPARATIVE STATEMENTS OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Three Months Ended
	March 31,	March 31,	December 31,	September 30,
	2014	2013	2013	2013
Revenues
Rental revenue, net	$272,079	$261,675	$271,859	$259,633
Escalation and reimbursement revenues	40,383	39,804	43,727	44,378
Investment income	54,084	52,708	49,956	44,448
Other income	14,582	5,766	3,649	9,874
Total Revenues, net	381,128	359,953	369,191	358,333

Equity in net income (loss) from unconsolidated joint ventures	6,128	5,073	5,669	2,939
Gain (loss) on early extinguishment of debt	3	(18,513)	5	—

Expenses
Operating expenses	73,486	71,170	73,607	76,434
Ground rent	8,033	8,128	7,964	7,930
Real estate taxes	55,316	52,444	56,194	54,485
Transaction related costs, net of recoveries	2,474	1,358	3,268	(2,349)
Marketing, general and administrative	23,257	21,067	22,742	20,869
Total Operating Expenses	162,566	154,167	163,775	157,369

Operating Income	224,693	192,346	211,090	203,903

Interest expense, net of interest income	80,180	80,775	82,136	82,328
Amortization of deferred financing costs	3,868	4,463	3,661	4,331
Depreciation and amortization	89,379	78,623	88,644	87,011
(Gain) Loss on equity investment in marketable securities	—	57	—	—

Income from Continuing Operations	51,266	28,428	36,649	30,233

Income (loss) from discontinued operations	706	796	175	1,670
Gain (loss) on sale of discontinued operations	—	1,113	—	13,787
Equity in net gain (loss) on sale of joint venture interest / real estate	104,640	—	7,538	(354)
Net Income	156,612	30,337	44,362	45,336

Net income attributable to noncontrolling interests	(6,219)	(3,456)	(2,936)	(4,011)
Dividends on preferred units	(565)	(565)	(568)	(562)

Net Income (Loss) Attributable to SL Green Realty Corp	149,828	26,316	40,858	40,763

Dividends on perpetual preferred shares	(3,738)	(7,407)	(3,738)	(3,738)

Net Income (Loss) Attributable to Common Stockholders	$146,090	$18,909	$37,120	$37,025

Earnings per Share
Net income (loss) per share (basic)	$1.54	$0.21	$0.39	$0.40
Net income (loss) per share (diluted)	$1.53	$0.21	$0.39	$0.40

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

		Three Months Ended		Three Months Ended	Three Months Ended
		March 31,	March 31,	December 31,	September 30,
		2014	2013	2013	2013
Funds from Operations
Net Income Attributable to Common Stockholders		$146,090	$18,909	$37,120	$37,025

Add:	Depreciation and amortization	89,379	78,623	88,644	87,011
	Discontinued operations depreciation adjustments	433	2,067	461	462
	Joint ventures depreciation and noncontrolling interests adjustments	12,988	7,527	13,399	12,720
	Net income attributable to noncontrolling interests	6,219	3,456	2,936	4,011
Less:	Gain (loss) on sale of discontinued operations	—	1,113	—	13,787
	Equity in net gain (loss) on sale of joint venture property / real estate	104,640	—	7,538	(354)
	Non-real estate depreciation and amortization	514	245	505	416
	Funds From Operations	$149,955	$109,224	$134,517	$127,380

	Funds From Operations - Basic per Share	$1.53	$1.16	$1.39	$1.34

	Funds From Operations - Diluted per Share	$1.52	$1.16	$1.38	$1.34

Funds Available for Distribution
FFO		$149,955	$109,224	$134,517	$127,380

Add:	Non real estate depreciation and amortization	514	245	505	416
	Amortization of deferred financing costs	3,868	4,463	3,661	4,331
	Non-cash deferred compensation	15,479	9,014	26,770	8,148
Less:	FAD adjustment for Joint Ventures	13,919	2,844	18,104	4,210
	FAD adjustment for discontinued operations	(992)	(783)	(953)	(815)
	Straight-line rental income and other non cash adjustments	16,629	15,402	14,780	9,916
	Second cycle tenant improvements	13,982	4,513	37,613	11,907
	Second cycle leasing commissions	3,198	1,811	13,482	4,935
	Revenue enhancing recurring CAPEX	2,289	159	2,446	467
	Non-revenue enhancing recurring CAPEX	4,375	2,258	18,464	5,754

Reported Funds Available for Distribution		$116,416	$96,742	$61,517	$103,901
	Diluted per Share	$1.18	$1.03	$0.63	$1.09

Add:	1515 Broadway - Viacom capital contribution	$3,479	$—	$4,226	$85
	388-390 Greenwich - Citi capital contribution (at SLG share)	$7,656	$—	$13,374	$9

Recurring Funds Available for Distribution		$127,551	$96,742	$79,117	$103,995
	Diluted per Share	$1.29	$1.03	$0.81	$1.09

First cycle tenant improvements		$4,923	$3,664	$11,644	$9,946
First cycle leasing commissions		$467	$88	$5,034	$4,171
Redevelopment Costs		$9,496	$4,034	$19,208	$7,778

Payout Ratio of Funds from Operations		32.9%	28.5%	36.1%	24.6%
Payout Ratio of Recurring Funds Available for Distribution		38.7%	32.2%	61.4%	30.2%

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Loss	TOTAL

Balance at December 31, 2013	$221,932	$986	$5,015,904	$(317,356)	$1,619,150	$491,471	$(15,211)	$7,016,876

Net Income attributable to SL Green					149,828	1,490		151,318
Preferred dividends					(3,738)			(3,738)
Cash distributions declared ($0.50 per common share)					(47,565)			(47,565)
Cash distributions to noncontrolling interests						(1,586)		(1,586)
Other comprehensive income - unrealized gain on derivative instruments							672	672
Other comprehensive income - SLG’s share of joint venture net unrealized gain on derivative instruments							(442)	(442)
Other comprehensive income - unrealized gain on marketable securities							109	109
Proceeds from stock options exercised		2	8,975					8,977
DRIP proceeds			15					15
Conversion of units of the Operating Partnership to common stock		2	16,581					16,583
Contributions to consolidated joint venture						517		517
Reallocation of noncontrolling interests in the Operating Partnership					(29,464)			(29,464)
Issuance of common stock		—	24					24
Deferred compensation plan and stock awards, net		—	1,295	(2,720)				(1,425)
Amortization of deferred compensation plan			6,713					6,713
Balance at March 31, 2014	$221,932	$990	$5,049,507	$(320,076)	$1,688,211	$491,892	$(14,872)	$7,117,584

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Sub-total	Preferred Stock	Diluted Shares

Share Count at December 31, 2013	94,993,284	2,902,317	—	97,895,601	—	97,895,601

YTD share activity	325,162	97,940	—	423,102		423,102
Share Count at March 31, 2014 - Basic	95,318,446	3,000,257	—	98,318,703	—	98,318,703

Weighting factor	(201,046)	78,462	519,952	397,368		397,368
Weighted Average Share Count at March 31, 2014 - Diluted	95,117,400	3,078,719	519,952	98,716,071	—	98,716,071

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	March 31, 2014		December 31, 2013
	Total	SLG Interest	Total	SLG Interest
Land and land interests	$1,725,203	$799,779	$1,943,275	$898,652
Buildings and improvements	5,101,922	2,280,346	5,370,424	2,391,671
Building leasehold	6,252	3,126	8,222	5,556
Buildings & improvements under capital lease	189,558	94,779	189,558	94,779
	7,022,935	3,178,030	7,511,479	3,390,658
Less accumulated depreciation	(666,271)	(286,794)	(665,458)	(287,177)

Net real estate	6,356,664	2,891,236	6,846,021	3,103,481

Cash and cash equivalents	101,694	42,205	96,818	40,711
Restricted cash	93,197	38,459	119,695	50,651
Tenant and other receivables, net of $3,041 reserve at 3/31/14	38,323	15,417	33,823	13,711
Deferred rents receivable, net of reserve for tenant credit loss of $3,013 at 3/31/14	118,862	45,322	118,396	45,612
Deferred costs, net	182,357	77,308	176,615	73,751
Other assets	157,203	64,351	281,935	122,544

Total assets	$7,048,300	$3,174,298	$7,673,303	$3,450,461

Mortgage loans payable	$4,577,178	$1,916,123	$5,066,710	$2,134,677
Derivative instruments-fair value	11,281	5,636	10,389	5,176
Accrued interest and other liabilities	9,484	3,455	14,265	6,582
Accounts payable and accrued expenses	154,659	72,006	150,278	72,704
Deferred revenue	212,411	99,960	224,850	105,592
Capitalized lease obligations	178,709	89,354	178,119	89,060
Security deposits	14,327	6,873	19,059	8,902
Contributed Capital (1)	1,890,252	980,892	2,009,633	1,027,768

Total liabilities and equity	$7,048,300	$3,174,298	$7,673,303	$3,450,461

(1)         Contributed capital reflects our share of capital based on the fair value of partially sold or contributed properties, while the investment in unconsolidated joint venture balance reflected on the face of the balance sheet reflects the actual capital invested in the joint venture.

JOINT VENTURE STATEMENTS Statements of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

			Three Months Ended
	Three Months Ended March 31, 2014		December 31, 2013	Three Months Ended March 31, 2013
	Total	SLG Interest	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$143,268	$61,496	$59,147	$131,231	$53,377
Escalation and reimbursement revenues	9,830	4,249	5,218	11,282	4,426
Other income	8,040	3,899	6,466	8,718	4,073
Total Revenues, net	$161,138	$69,644	$70,831	$151,231	$61,876

Expenses
Operating expenses	$26,683	$11,970	$12,636	$28,611	$11,834
Ground rent	2,025	972	117	657	—
Real estate taxes	16,936	7,382	7,881	17,305	7,053
Total Operating Expenses	$45,644	$20,324	$20,634	$46,573	$18,887

NOI	$115,494	$49,320	$50,197	$104,658	$42,989
Cash NOI	$102,689	$44,462	$45,938	$99,274	$41,278

Transaction related costs, net of recoveries	$271	$73	$341	$—	$—
Interest expense, net of interest income	52,336	18,703	20,477	56,407	19,542
Amortization of deferred financing costs	4,633	2,626	2,506	4,283	2,362
Depreciation and amortization	45,604	19,923	20,786	42,611	16,012

Loss on early extinguishment of debt	3,197	1,595	—	—	—

Net Income (Loss)	$9,453	$6,400	$6,087	$1,357	$5,073

Plus: Real estate depreciation	45,587	19,913	20,780	42,606	16,011
FFO Contribution	$55,040	$26,313	$26,867	$43,963	$21,084

FAD Adjustments:
Add: Non real estate depreciation and amortization	$3,661	$1,644	$2,512	$4,288	$2,363
Less: Straight-line rental income and other non-cash adjustments	(14,398)	(5,642)	(4,902)	(6,534)	(2,286)
Less: Second cycle tenant improvement	(6,557)	(3,260)	(1,471)	(1,947)	(803)
Less: Second cycle leasing commissions	(12,346)	(6,201)	(13,788)	(4,065)	(1,799)
Less: Recurring CAPEX	(992)	(460)	(455)	(784)	(319)
FAD Adjustment	$(30,632)	$(13,919)	$(18,104)	$(9,042)	$(2,844)

SELECTED FINANCIAL DATA Property NOI and Coverage Ratios Unaudited (Dollars in Thousands)

	Three Months Ended				Three Months Ended		Three Months Ended
	March 31,		March 31,		December 31,		September 30,
	2014		2013		2013		2013
Property NOI

Property operating NOI	$175,627		$169,737		$177,821		$165,162
NOI from discontinued operations	1,798		3,422		1,296		2,907
Total property operating NOI - consolidated	177,425		173,159		179,117		168,069
SLG share of property NOI from JVs	49,320		42,989		50,197		45,918
NOI	$226,745		$216,148		$229,314		$213,987

Less: Free rent (net of amortization)	1,365		1,047		2,199		3,312
Net FAS 141 adjustment	4,289		2,931		3,962		(2,633)
Straightline revenue adjustment	16,507		15,419		15,900		15,793

Plus: Allowance for S/L tenant credit loss	(1,226)		(713)		741		937
Ground lease straight-line adjustment	2,005		1,910		1,314		1,254
Cash NOI	$205,363		$197,948		$209,308		$199,706

Components of Consolidated Debt Service and Fixed Charges

Interest expense	$80,839		$81,336		$82,795		$83,103
Fixed amortization principal payments	10,772		11,131		10,214		10,143
Total Consolidated Debt Service	$91,611		$92,467		$93,009		$93,246

Payments under ground lease arrangements	$8,795		$9,080		$8,846		$8,873
Dividends on preferred units	565		565		568		562
Dividends on perpetual preferred shares	3,738		7,407		3,738		3,738
Total Consolidated Fixed Charges	$104,709		$109,519		$106,161		$106,419

Consolidated Interest Coverage Ratio	3.01	x	2.59	x	2.80	x	2.72	x
Consolidated Debt Service Coverage Ratio	2.66	x	2.29	x	2.49	x	2.43	x
Consolidated Fixed Charge Coverage Ratio	2.34	x	1.94	x	2.19	x	2.13	x

SELECTED FINANCIAL DATA 2014 Same Store - Consolidated Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Three Months Ended
	March 31,	March 31,		December 31,	September 30,
	2014	2013	%	2013	2013
Revenues
Rental revenue, net	$260,173	$259,932	0.1%	$262,355	$253,318
Escalation & reimbursement revenues	38,435	39,239	-2.0%	41,859	42,940
Other income	1,210	2,742	-55.9%	1,395	884
Total Revenues	$299,818	$301,913	-0.7%	$305,609	$297,142
Expenses
Operating expenses	$66,719	$66,765	-0.1%	$65,262	$69,475
Ground rent	10,479	11,239	-6.8%	10,410	10,375
Real estate taxes	52,129	51,247	1.7%	53,567	53,030
Transaction related costs, net of recoveries	54	15	260.0%	55	60
	$129,381	$129,266	0.1%	$129,294	$132,940

Operating Income	$170,437	$172,647	-1.3%	$176,315	$164,202

Interest expense & amortization of financing costs	$58,263	$59,076	-1.4%	$58,995	$58,818
Depreciation & amortization	77,371	74,664	3.6%	79,391	81,864

Income before noncontrolling interest	$34,803	$38,907	-10.5%	$37,929	$23,520
Plus: Real estate depreciation & amortization	77,360	74,653	3.6%	79,380	81,853

FFO Contribution	$112,163	$113,560	-1.2%	$117,309	$105,373

Less: Non—building revenue	182	872	-79.1%	478	213

Plus: Transaction related costs, net of recoveries	54	15	260.0%	55	60
Interest expense & amortization of financing costs	58,263	59,076	-1.4%	58,995	58,818
Non-real estate depreciation	11	11	0.0%	11	11
NOI	$170,309	$171,790	-0.9%	$175,892	$164,049

Cash Adjustments
Less: Free rent (net of amortization)	(372)	534	-169.7%	194	1,173
Straightline revenue adjustment	12,307	12,932	-4.8%	12,771	12,854
Rental income - FAS 141	4,317	3,863	11.8%	5,286	(1,566)
Plus: Ground lease straight-line adjustment	1,433	1,910	-25.0%	1,314	1,254
Allowance for S/L tenant credit loss	(1,406)	(589)	138.7%	769	837
Cash NOI	$154,084	$155,782	-1.1%	$159,724	$153,679

Operating Margins
NOI to real estate revenue, net	57.11%	57.18%		57.50%	55.09%
Cash NOI to real estate revenue, net	51.67%	51.85%		52.21%	51.61%

NOI before ground rent/real estate revenue, net	60.62%	60.92%		60.90%	58.58%
Cash NOI before ground rent/real estate revenue, net	54.70%	54.95%		55.19%	54.67%

SELECTED FINANCIAL DATA 2014 Same Store - Joint Venture Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Three Months Ended
	March 31,	March 31,		December 31,	September 30,
	2014	2013	%	2013	2013
Revenues
Rental revenue, net	$45,332	$39,007	16.2%	$43,839	$42,748
Escalation & reimbursement revenues	2,938	2,615	12.4%	3,263	3,177
Other income	221	276	-19.9%	281	307
Total Revenues	$48,491	$41,898	15.7%	$47,383	$46,232
Expenses
Operating expenses	$7,255	$6,555	10.7%	$6,483	$6,595
Ground rent	—	—	0.0%	—	—
Real estate taxes	5,048	4,523	11.6%	5,007	5,038
Transaction related costs, net of recoveries	50	(13)	-484.6%	(13)	15
	$12,353	$11,065	11.6%	$11,477	$11,648

Operating Income	$36,138	$30,833	17.2%	$35,906	$34,584

Interest expense & amortization of financing costs	$12,725	$12,224	4.1%	$12,844	$12,624
Depreciation & amortization	13,959	10,339	35.0%	13,808	13,558

Income before noncontrolling interest	$9,454	$8,270	14.3%	$9,254	$8,402
Plus: Real estate depreciation & amortization	13,951	10,338	34.9%	13,802	13,555

FFO Contribution	$23,405	$18,608	25.8%	$23,056	$21,957

Less: Non—building revenue	52	178	-70.8%	(77)	(26)

Plus: Transaction related costs, net of recoveries	50	(13)	-484.6%	(13)	15
Interest expense & amortization of financing costs	12,725	12,224	4.1%	12,844	12,624
Non-real estate depreciation	8	1	0.0%	6	3
NOI	$36,136	$30,642	17.9%	$35,970	$34,625

Cash Adjustments
Less: Free rent (net of amortization)	577	348	65.8%	1,572	1,241
Straightline revenue adjustment	3,174	1,229	158.3%	2,232	1,870
Rental income - FAS 141	354	336	5.4%	352	356
Plus: Ground lease straight-line adjustment	—	—	0.0%	—	—
Allowance for S/L tenant credit loss	81	(182)	-144.5%	148	97
Cash NOI	$32,112	$28,547	12.5%	$31,962	$31,255

Operating Margins
NOI to real estate revenue, net	74.60%	73.45%		75.79%	74.85%
Cash NOI to real estate revenue, net	66.29%	68.43%		67.35%	67.57%

NOI before ground rent/real estate revenue, net	74.60%	73.45%		75.79%	74.85%
Cash NOI before ground rent/real estate revenue, net	66.13%	68.86%		67.03%	67.36%

SELECTED FINANCIAL DATA 2014 Same Store - Combined Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Three Months Ended
	March 31,	March 31,		December 31,	September 30,
	2014	2013	%	2013	2013
Revenues
Rental revenue, net	$305,505	$298,939	2.2%	$306,194	$296,066
Escalation & reimbursement revenues	41,373	41,854	-1.1%	45,122	46,117
Other income	1,431	3,018	-52.6%	1,676	1,191
Total Revenues	$348,309	$343,811	1.3%	$352,992	$343,374
Expenses
Operating expenses	$73,974	$73,320	0.9%	$71,745	$76,070
Ground rent	10,479	11,239	-6.8%	10,410	10,375
Real estate taxes	57,177	55,770	2.5%	58,574	58,068
Transaction related costs	104	2	5100.0%	42	75
	$141,734	$140,331	1.0%	$140,771	$144,588

Operating Income	$206,575	$203,480	1.5%	$212,221	$198,786

Interest expense & amortization of financing costs	$70,988	$71,300	-0.4%	$71,839	$71,442
Depreciation & amortization	91,330	85,003	7.4%	93,199	95,422

Income before noncontrolling interest	$44,257	$47,177	-6.2%	$47,183	$31,922
Plus: Real estate depreciation & amortization	91,311	84,991	7.4%	93,182	95,408

FFO Contribution	$135,568	$132,168	2.6%	$140,365	$127,330

Less: Non—building revenue	234	1,050	-77.7%	401	187

Plus: Transaction related costs	104	2	5100.0%	42	75
Interest expense & amortization of financing costs	70,988	71,300	-0.4%	71,839	71,442
Non-real estate depreciation	19	12	58.3%	17	14
NOI	$206,445	$202,432	2.0%	$211,862	$198,674

Cash Adjustments
Less: Free rent (net of amortization)	205	882	-76.8%	1,766	2,414
Straightline revenue adjustment	15,481	14,161	9.3%	15,003	14,724
Rental income - FAS 141	4,671	4,199	11.2%	5,638	(1,210)
Plus: Ground lease straight-line adjustment	1,433	1,910	-25.0%	1,314	1,254
Allowance for S/L tenant credit loss	(1,325)	(771)	71.9%	917	934
Cash NOI	$186,196	$184,329	1.0%	$191,686	$184,934

Operating Margins
NOI to real estate revenue, net	59.07%	58.73%		59.86%	57.68%
Cash NOI to real estate revenue, net	53.27%	53.48%		54.16%	53.69%

NOI before ground rent/real estate revenue, net	62.07%	61.99%		62.81%	60.69%
Cash NOI before ground rent/real estate revenue, net	56.65%	56.96%		56.85%	56.43%

DEBT SUMMARY SCHEDULE - Consolidated Unaudited (Dollars in Thousands)

	Principal		2014				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	3/31/2014	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt
Secured fixed rate debt
125 Park Avenue	$146,250	5.75%	$—	Oct-14		$146,250	—	Open
711 Third Avenue	120,000	4.99%	—	Jun-15		120,000	—	Open
625 Madison Avenue	119,373	7.27%	5,981	Nov-15		109,537	—	Open
500 West Putnam Avenue	23,392	5.52%	561	Jan-16		22,376	—	Open
420 Lexington Avenue	182,233	7.15%	2,523	Sep-16		175,740	—	Open
1-6 Landmark Square	82,505	4.00%	1,640	Dec-16		77,936	—	Open
485 Lexington Avenue	450,000	5.61%	—	Feb-17		450,000	—	Open
120 West 45th Street	170,000	6.12%	—	Feb-17		170,000	—	Open
762 Madison Avenue (swapped)	8,169	3.75%	166	Feb-17		7,679	—	Open
2 Herald Square	191,250	5.36%	—	Apr-17		191,250	—	Open
885 Third Avenue	267,650	6.26%	—	Jul-17		267,650	—	Open
1 Madison Avenue	581,940	5.91%	21,595	May-20		404,531	—	Open
100 Church Street	230,000	4.68%	1,388	Jul-22		197,784	—	Open
919 Third Avenue	500,000	5.12%	—	Jun-23		441,594	—	Open
400 East 57th Street	69,802	4.13%	1,002	Feb-24		46,195	—	Open
400 East 58th Street	29,915	4.13%	429	Feb-24		19,798	—	Open
1515 Broadway	900,000	3.93%	—	Mar-25		737,436	—	Feb-15
	$4,072,479	5.25%	$35,285			$3,585,756
Secured fixed rate debt - other
609 Partners, LLC	$23	5.00%	$—	Jul-14		$23	—	Open
Preferred Equity Investment	50,000	8.00%	—	Sep-19		50,000	—	Open
	$50,023	8.00%	$—			$50,023
Unsecured fixed rate debt
Unsecured notes	$75,898	5.88%	$—	Aug-14		$75,898	—	Open
Unsecured notes	255,217	6.00%	—	Mar-16		255,308	—	Open
Convertible notes	300,571	3.00%	—	Oct-17		345,000	—	Open
Unsecured notes	249,696	5.00%	—	Aug-18		250,000	—	Open
Term loan (swapped)	30,000	3.70%	—	Jun-19	(2)	30,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes	200,000	4.50%	—	Dec-22		200,000	—	Open
Convertible notes	7	4.00%	—	Jun-25	(3)	7	—	Jun-15
Convertible notes	10,008	3.00%	—	Mar-27	(4)	10,008	—	Mar-17
Junior subordinated deferrable interest debentures	100,000	5.61%	—	Jul-35		100,000	—	—
	$1,471,397	5.21%	$—			$1,516,221

Total Fixed Rate Debt/Wtd Avg	$5,593,899	5.27%	$35,285			$5,152,000
Floating rate debt
Secured floating rate debt
Debt & preferred equity facility (LIBOR + 321 bps)	$212,216	3.37%	$—	Dec-14		$212,216	Dec-15	Open
16 Court Street (LIBOR + 350 bps)	78,768	4.00%	—	Apr-16		78,768	—	Open
180 Maiden Lane (LIBOR + 211.25 bps)	260,536	2.35%	8,691	Nov-16		238,581	—	Open
248-252 Bedford Avenue (LIBOR + 225 bps)	22,000	2.42%	—	Mar-18		21,363	—	Open
220 East 42nd St. (LIBOR + 160 bps)	275,000	1.76%	—	Oct-20		275,000	—	Open
	$848,520	2.57%	$8,691			$825,928
Unsecured floating rate debt
Revolving credit facility (LIBOR + 145 bps)	$—	1.62%	$—	Mar-17		$—	Mar-18	Open
Term loan (LIBOR + 140 bps)	753,000	1.56%	—	Jun-19		753,000	—	Open
	$753,000	1.56%	$—			$753,000

Total Floating Rate Debt/Wtd Avg	$1,601,520	2.09%	$8,691			$1,578,928

Total Debt/Wtd Avg - Consolidated	$7,195,419	4.56%	$43,976			$6,730,928

Total Debt/Wtd Avg - Joint Venture	$1,916,123	3.84%

Weighted Average Balance & Interest Rate including SLG’s share of JV Debt	$9,194,997	4.52%

(1) Coupon for floating rate debt determined using using the effective LIBOR rate at the end of the quarter. Certain loans are subject to LIBOR floors.

(2) The interest rate swap terminates in June 2016.

(3) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

(4) Notes can be put to the Company, at the option of the holder, on March 30, 2017.

DEBT SUMMARY SCHEDULE - Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Principal Outstanding			2014			As-Of
	3/31/2014			Principal	Maturity	Due at	Right	Earliest
	Gross Principal	SLG Share	Coupon (1)	Amortization	Date	Maturity	Extension	Prepayment
Fixed rate debt
7 Renaissance	$1,276	$638	10.00%	$—	Dec-15	$638	—	Open
11 West 34th Street (swapped)	17,129	5,139	4.82%	90	Jan-16	4,977	—	Open
280 Park Avenue	705,082	348,744	6.57%	3,321	Jun-16	341,184	—	Open
1745 Broadway	340,000	109,650	5.68%	—	Jan-17	109,650	—	Open
Jericho Plaza	163,750	33,176	5.65%	—	May-17	33,176	—	Open
800 Third Avenue (swapped)	20,910	8,981	6.00%	—	Aug-17	8,981	—	Open
315 West 36th Street (swapped)	25,000	8,875	3.16%	—	Dec-17	8,670	—	Open
388/390 Greenwich Street (swapped)	996,082	503,998	3.20%	—	Dec-17	503,998	—	Open
717 Fifth Avenue (mortgage)	300,000	32,750	4.45%	—	Jul-22	32,750	—	Aug-15
21 East 66th Street	12,000	3,874	3.60%	—	Apr-23	3,874	—	Open
717 Fifth Avenue (mezzanine)	306,509	33,461	9.00%	—	Jul-24	50,969	—	Open
Total Fixed Rate Debt/Wtd Avg	$2,887,738	$1,089,286	4.85%	$3,411		$1,098,867

Floating rate debt
747 Madison (LIBOR + 275 bps)	$33,125	$11,041	2.94%	$—	Oct-14	$11,041	—	Open
180-182 Broadway (LIBOR + 275 bps)	89,778	22,893	2.91%	213	Dec-14	22,717	—	Open
Meadows (LIBOR + 575 bps)	67,350	33,675	7.75%	—	Sep-15	33,675	—	Open
3 Columbus Circle (LIBOR + 210 bps)	237,189	115,985	2.34%	4,008	Apr-16	107,998	—	Open
1552 Broadway (LIBOR + 394 bps)	169,283	84,642	4.07%	—	Apr-16	84,642	—	Open
Mezzanine Debt (LIBOR + 90 bps)	30,000	15,000	1.06%	—	Jun-16	15,000	—	Open
724 Fifth Avenue (LIBOR + 235 bps)	119,765	59,883	2.51%	1,002	Jan-17	56,340	—	Open
10 East 53rd Street (LIBOR +250 bps)	125,000	68,750	2.66%	—	Feb-17	68,750	—	Open
33 Beekman (LIBOR + 275 bps)	24,057	11,042	2.91%	—	Aug-17	10,865	—	Open
600 Lexington Avenue (LIBOR + 200 bps)	119,656	65,811	2.24%	2,114	Oct-17	58,846	—	Open
388/390 Greenwich Street (LIBOR + 115 bps)	142,297	71,999	1.31%	—	Dec-17	71,999	—	Open
521 Fifth Avenue (LIBOR + 220 bps)	170,000	85,850	2.36%	—	Nov-19	85,850	—	Open
100 Park Avenue (LIBOR + 175 bps)	360,000	179,640	1.91%	—	Feb-21	175,859	—	Feb-16
21 East 66th Street (T 12 mos + 275 bps)	1,940	626	2.87%	25	Jun-33	4	—	Open
Total Floating Rate Debt/Wtd Avg	$1,689,440	$826,837	2.50%	$7,362		$803,586

Total Joint Venture Debt/Wtd Avg	$4,577,178	$1,916,123	3.84%	$10,773		$1,902,453

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Certain loans are subject to LIBOR floors.

Covenants

Revolving Credit Facility Covenants
	Actual	Required
Total Debt / Total Assets	47.3%	Less than 60%
Fixed Charge Coverage	2.3x	Greater than 1.5x

Unsecured Notes Covenants
	Actual	Required
Total Debt / Total Assets	38.8%	Less than 60%
Secured Debt / Total Assets	17.4%	Less than 40%
Debt Service Coverage	3.1x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	367.0%	Greater than 150%

Composition of Debt

Fixed Rate Debt
Consolidated	$5,593,899
SLG Share of JV	1,089,286
Total Fixed Rate Debt	$6,683,185	73.3%

Floating Rate Debt
Consolidated	$1,601,520
SLG Share of JV	826,837
	2,428,357
Debt & Preferred Equity Investments	(666,090)
Total Floating Rate Debt	$1,762,267	19.3%

Total Debt	$9,111,542

DEBT SUMMARY SCHEDULE - Reckson Operating Partnership Unaudited (Dollars in Thousands)

Consolidated

	Principal		2014				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	3/31/2014	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt

Secured fixed rate debt
919 Third Avenue	$500,000	5.12%	$—	Jun-23		$441,594	—	Open
	$500,000	5.12%	$—			$441,594

Secured fixed rate debt - Other
609 Partners, LLC	$23	5.00%	$—	Jul-14		$23	—	Open
Preferred Equity Investment	50,000	8.00%	—	Sep-19		50,000	—	Open
	$50,023	8.00%	$—			$50,023

Unsecured fixed rate debt
Unsecured notes	$75,898	5.88%	$—	Aug-14		$75,898	—	Open
Unsecured notes	255,217	6.00%	—	Mar-16		255,308	—	Open
Unsecured notes	249,696	5.00%	—	Aug-18		250,000	—	Open
Term loan (swapped)	30,000	3.70%	—	Jun-19	(2)	30,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes	200,000	4.50%	—	Dec-22		200,000	—	Open
Convertible notes	7	4.00%	—	Jun-25	(3)	7	—	Jun-15
	$1,060,818	5.82%	$—			$1,061,213

Total Fixed Rate Debt/Wtd Avg	$1,610,841	5.67%	$—			$1,552,830

Floating rate debt

Unsecured floating rate debt
Revolving credit facility (LIBOR + 145 bps)	$—	1.62%	$—	Mar-17		$—	Mar-18	Open
Term loan (LIBOR + 140 bps)	753,000	1.56%	—	Jun-19		753,000	—	Open
Total Floating Rate Debt/Wtd Avg	$753,000	1.56%	$—			$753,000

Total Debt/Wtd Avg - Consolidated	$2,363,841	4.36%	$—			$2,305,830

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Certain loans are subject to LIBOR floors.

(2) The interest rate swap terminates in June 2016.

(3) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

Covenants

Revolving Credit Facility Covenants
	Actual		Required
Total Debt / Total Assets	48.6%		Less than 60%
Fixed Charge Coverage	2.51	x	Greater than 1.5x
Secured Debt / Total Assets	10.2%		Less than 40%
Unsecured Debt / Unencumbered Assets	49.9%		Less than 60%

SUMMARY OF GROUND LEASE ARRANGEMENTS (Dollars in Thousands)

					Deferred
	2014 Scheduled	2015 Scheduled	2016 Scheduled	2017 Scheduled	Land Lease	Year of
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Obligations(1)	Maturity

Consolidated Ground Lease Arrangements

Operating Leases
625 Madison Avenue	$4,613	$4,613	$4,613	$4,613	$—	2022	(2)
461 Fifth Avenue	2,100	2,100	2,100	2,100	336	2027	(3)
711 Third Avenue	5,250	5,250	5,354	5,500	622	2033	(4)
752 Madison Avenue/19-21 East 65th Street	212	212	212	212	—	2037	(5)
1185 Avenue of the Americas	6,909	6,909	6,909	6,909	—	2043
420 Lexington Avenue	10,899	10,899	10,899	10,899	—	2050	(6)
673 First Avenue (7)	4,653	4,808	5,119	5,119	22,346	2087
1055 Washington Blvd, Stamford	615	615	615	615	—	2090
1080 Amsterdam Avenue	105	105	122	209	—	2111

Total	$35,356	$35,511	$35,943	$36,176	$23,304

Capitalized Leases
673 First Avenue (7)	$2,147	$2,218	$2,361	$2,361	$27,358	2087
1080 Amsterdam Avenue	145	145	170	291	20,541	2111
Total	$2,292	$2,363	$2,531	$2,652	$47,899

Unconsolidated Joint Venture Ground Lease Arrangement (SLG Share)

Operating Lease
650 Fifth Avenue	$1,167	$1,167	$1,167	$1,167	$—	2062

Capitalized Lease
650 Fifth Avenue	$6,086	$6,086	$6,086	$6,086	$89,354	2062

(1) Per the balance sheet at March 31,2014.

(2) Subject to renewal at the Company’s option through 2054.

(3) The Company has an option to purchase the ground lease for a fixed price on a specific date.

(4) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.

(5) Subject to a fair market value rent reset in 2015. The ground lease is subject to renewal at the Company’s option through 2087.

(6) Subject to two 15-year renewals at the Company’s option through 2080.

(7) Property is classified as held-for-sale as of March 31, 2014.

DEBT AND PREFERRED EQUITY INVESTMENTS (Dollars in Thousands)

	Assets	Weighted Average	Weighted Average	Current
	Outstanding	Assets During Quarter	Yield During Quarter	Yield(2)

12/31/2012	$1,348,434	$1,166,626	9.88%	9.93%

Debt originations/accretion(1)	198,977
Preferred Equity originations/accretion	5,723
Redemptions/Sales/Syndications/Amortization	(121,403)
3/31/2013	$1,431,731	$1,348,664	10.61%	11.17%

Debt originations/accretion(1)	86,132
Preferred Equity originations/accretion	6,926
Redemptions/Sales/Syndications/Amortization	(297,368)
6/30/2013	$1,227,421	$1,323,266	10.96%	10.93%

Debt originations/accretion(1)	187,050
Preferred Equity originations/accretion	6,621
Redemptions/Sales/Syndications/Amortization	(105,541)
9/30/2013	$1,315,551	$1,304,561	11.20%	11.19%

Debt originations/accretion(1)	87,412
Preferred Equity originations/accretion	11,031
Redemptions/Sales/Syndications/Amortization	(109,155)
12/31/2013	$1,304,839	$1,304,034	11.27%	11.31%

Debt originations/accretion(1)	142,394
Preferred Equity originations/accretion	44,109
Redemptions/Sales/Syndications/Amortization	2,383
3/31/2014	$1,493,725	$1,359,250	10.63%	10.42%

(1) Accretion includes original issue discounts and/or compounding investment income.

(2) Calculated based on interest, fees and amortized discount recognized in the last month of the quarter.

DEBT AND PREFERRED EQUITY INVESTMENTS (Dollars in Thousands)

			Weighted Average	Weighted Average	Current
Type of Investment	Quarter End Balance(1)	Senior Financing	Exposure PSF	Yield During Quarter	Yield(2)

New York City

Senior Mortgage Debt	$40,491	$—	$3,073	5.50%	5.63%

Junior Mortgage Participation	227,316	2,538,280	$1,179	10.24%	10.09%

Mezzanine Debt	812,247	3,186,284	$1,073	11.21%	11.11%

Preferred Equity	413,671	1,576,493	$543	9.78%	9.74%

Balance as of 3/31/14	$1,493,725	$7,301,057	$995	10.63%	10.42%

Current Maturity Profile(3)

(1) Approximately 44.2% of our investments are indexed to LIBOR.

(2) Calculated based on interest, fees and amortized discount recognized in the last month of the quarter.

(3) The weighted average maturity of the outstanding balance is 2.02 years.  Approximately 56.8% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension.

DEBT AND PREFERRED EQUITY INVESTMENTS 10 Largest Investments (Dollars in Thousands)

	Book Value(1)		Senior		Current
Investment Type	3/31/14	Location	Financing	Last $ PSF	Yield(2)
Preferred Equity	$220,622	New York City	$926,260	$544	9.05%
Mortgage and Mezzanine	131,853	New York City	330,000	$284	9.56%
Preferred Equity	117,194	New York City	525,000	$278	11.16%
Preferred Equity and Mezzanine	99,419	New York City	200,000	$1,282	9.13%
Mortgage and Mezzanine	92,994	New York City	1,109,000	$1,153	10.96%
Mezzanine Loan	73,067	New York City	775,000	$1,080	18.77%
Mezzanine Loan	71,370	New York City	165,000	$1,982	9.88%
Mortgage and Mezzanine	68,892	New York City	205,000	$395	11.21%
Mezzanine Loan	59,932	New York City	180,000	$352	9.82%
Mezzanine Loan	49,230	New York City	110,000	$480	11.96%

Total	$984,573		$4,525,260		10.68%

(1) Net of unamortized fees and discounts.

(2) Calculated based on interest, fees and amortized discount recognized in the last month of the quarter.

SELECTED PROPERTY DATA Manhattan Properties

			# of	Useable	% of Total	Occupancy (%)						Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-14		Dec-13	Sep-13	Jun-13	Mar-13	Cash Rent ($’s)	100%	SLG	Tenants

CONSOLIDATED PROPERTIES
“Same Store”
100 Church Street	Downtown	Fee Interest	1	1,047,500	4	98.7		98.7	85.7	81.8	81.8	37,234,608	4	3	18
110 East 42nd Street	Grand Central	Fee Interest	1	215,400	1	83.6		86.5	86.5	85.8	84.9	8,525,664	1	1	23
120 West 45th Street	Midtown	Fee Interest	1	440,000	1	92.6		85.2	81.0	78.2	74.0	23,309,040	3	2	38
125 Park Avenue	Grand Central	Fee Interest	1	604,245	2	82.2		82.0	87.8	83.2	77.6	27,898,980	3	2	20
180 Maiden Lane (1)	Financial East	Fee Interest	1	1,090,000	4	97.6		97.6	97.6	97.6	97.7	55,188,240		2	5
220 East 42nd Street	Grand Central	Fee Interest	1	1,135,000	4	91.5		91.5	91.1	93.7	94.9	46,664,604	5	4	30
304 Park Avenue South	Midtown South	Fee Interest	1	215,000	1	100.0		98.8	95.3	93.6	93.6	12,911,976	1	1	15
420 Lexington Ave (Graybar)	Grand Central North	Leasehold Interest	1	1,188,000	4	85.5		85.8	84.1	90.2	92.1	59,490,216	7	5	210
461 Fifth Avenue (2)	Midtown	Leasehold Interest	1	200,000	1	99.3		99.4	99.4	99.4	99.4	16,708,464	2	1	14
485 Lexington Avenue	Grand Central North	Fee Interest	1	921,000	3	100.0		100.0	100.0	100.0	100.0	55,387,908	6	5	24
555 West 57th Street	Midtown West	Fee Interest	1	941,000	3	99.9		99.9	99.1	99.8	99.2	34,974,432	4	3	10
609 Fifth Avenue	Rockefeller Center	Fee Interest	1	160,000	1	79.0		77.8	85.0	85.0	85.8	14,119,044	2	1	12
625 Madison Avenue	Plaza District	Leasehold Interest	1	563,000	2	92.1		92.1	92.3	92.1	93.1	46,387,920	5	4	20
641 Sixth Avenue	Midtown South	Fee Interest	1	163,000	1	92.1		92.1	92.1	92.1	92.1	8,441,916	1	1	7
673 First Avenue	Grand Central South	Leasehold Interest	1	422,000	1	99.1		99.2	100.0	100.0	100.0	21,141,084	2	2	6
711 Third Avenue (3)	Grand Central North	Leasehold Interest	1	524,000	2	71.9		88.4	88.4	88.4	88.4	21,871,188	2	2	16
750 Third Avenue	Grand Central North	Fee Interest	1	780,000	3	96.4		95.8	96.8	96.8	96.1	41,611,728	5	4	28
810 Seventh Avenue	Times Square	Fee Interest	1	692,000	2	85.1		92.0	91.5	91.0	87.6	36,505,152	4	3	42
919 Third Avenue (4)	Grand Central North	Fee Interest	1	1,454,000	5	90.3		90.3	96.9	96.9	96.9	81,856,608		4	12
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1	1,062,000	4	99.9		95.2	95.2	95.2	97.6	84,988,956	9	7	19
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	1	562,000	2	95.7		99.5	98.1	95.3	97.0	37,035,444	4	3	35
1515 Broadway	Times Square	Fee Interest	1	1,750,000	6	100.0		100.0	100.0	100.0	100.0	112,277,364	12	10	12
1 Madison Avenue	Park Avenue South	Fee Interest	1	1,176,900	4	100.0		100.0	100.0	100.0	100.0	68,490,264	8	6	2

Total / Weighted Average Consolidated Properties			23	17,306,045	59%	94.1%		94.5%	94.2%	94.2%	94.2%	$953,020,800	90%	77%	618

UNCONSOLIDATED PROPERTIES
“Same Store”
3 Columbus Circle - 48.9%	Columbus Circle	Fee Interest	1	530,981	2	73.2		70.7	70.3	65.5	61.8	32,196,492		1	22
10 East 53rd Street - 55%	Plaza District	Fee Interest	1	354,300	1	90.0		90.0	90.0	90.0	90.0	19,853,784		1	17
100 Park Avenue - 50%	Grand Central South	Fee Interest	1	834,000	3	96.5		95.1	94.6	94.6	94.6	56,655,972		2	37
315 West 36th Street - 35.5%	Times Square South	Fee Interest	1	147,619	1	99.2		99.2	99.2	99.2	99.2	4,069,116		0	6
388 & 390 Greenwich Street - 50.6%	Downtown	Fee Interest	2	2,635,000	9	100.0		100.0	100.0	100.0	100.0	111,016,908		5	1
521 Fifth Avenue - 50.5%	Grand Central	Fee Interest	1	460,000	2	95.4		94.4	94.5	90.6	92.8	26,056,164		1	42
600 Lexington Avenue - 55%	East Side	Fee Interest	1	303,515	1	75.7		75.5	69.2	66.7	66.7	17,035,884		1	29
800 Third Avenue - 42.95%	Grand Central North	Fee Interest	1	526,000	2	93.5		95.4	95.4	87.9	87.9	29,817,408		1	38
1745 Broadway - 32.3%	Midtown	Fee Interest	1	674,000	2	100.0		100.0	100.0	100.0	100.0	40,130,292		1	1

Total / Weighted Average Unconsolidated Properties			10	6,465,415	22%	94.8%		94.5%	94.1%	92.7%	92.5%	$336,832,020		14%	193

Manhattan Grand Total / Weighted Average			33	23,771,460	81%	94.3%		94.5%	94.2%	93.8%	93.7%	$1,289,852,820			811
Manhattan Grand Total - SLG share of Annualized Rent												$1,046,164,243		90%
Manhattan Same Store Occupancy % - Combined				23,771,460	100%	94.3	%(5)	94.5%	94.2%	93.8%	93.7%

Portfolio Grand Total			64	29,358,960	100%	91.7%		91.8%	91.4%	91.1%	90.9%	$1,425,910,512			1,264
Portfolio Grand Total - SLG Share of Annualized Rent												$1,154,605,503		100%

(1) SL Green holds a 49.9% interest in this consolidated joint venture asset.

(2) SL Green holds an option to acquire the fee interest.

(3) SL Green owns 50% of the fee interest.

(4) SL Green holds a 51% interest in this consolidated joint venture asset.

(5) Manhattan same-store occupancy, inclusive of 357,109 square feet of leases signed but not yet commenced, is 95.6% as of March 31, 2014.

SELECTED PROPERTY DATA Suburban Properties

			# of	Useable	% of Total	Occupancy (%)						Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-14		Dec-13	Sep-13	Jun-13	Mar-13	Cash Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store” Westchester, New York
1100 King Street - 1 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	74.8		74.8	74.8	74.9	74.9	1,748,724	0	0	2
1100 King Street - 2 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	47.9		47.0	47.0	47.0	47.0	1,361,088	0	0	3
1100 King Street - 3 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	57.2		57.2	57.2	55.7	63.3	1,733,760	0	0	3
1100 King Street - 4 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	83.9		83.9	69.6	68.1	59.4	1,933,896	0	0	9
1100 King Street - 5 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	81.8		82.6	80.5	80.5	80.5	1,808,844	0	0	7
1100 King Street - 6 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	50.8		88.0	88.0	88.0	88.0	1,521,432	0	0	3
520 White Plains Road	Tarrytown, New York	Fee Interest	1	180,000	1	55.8		57.8	57.8	75.4	75.4	2,769,864	0	0	9
115-117 Stevens Avenue	Valhalla, New York	Fee Interest	1	178,000	1	74.8		73.4	73.4	70.9	70.9	2,740,884	0	0	11
100 Summit Lake Drive	Valhalla, New York	Fee Interest	1	250,000	1	70.7		70.7	70.7	70.7	70.7	4,342,872	0	0	10
200 Summit Lake Drive	Valhalla, New York	Fee Interest	1	245,000	1	80.2		80.2	80.2	69.3	66.6	4,546,512	1	0	8
500 Summit Lake Drive	Valhalla, New York	Fee Interest	1	228,000	1	90.3		90.3	90.3	90.3	89.5	4,897,944	1	0	6
140 Grand Street	White Plains, New York	Fee Interest	1	130,100	0	93.6		93.6	89.5	89.5	89.5	4,039,992	0	0	13
360 Hamilton Avenue	White Plains, New York	Fee Interest	1	384,000	1	90.2		89.3	89.0	89.0	88.7	12,343,524	1	1	17
Westchester, New York Subtotal/Weighted Average			13	2,135,100	8%	76.7%		78.1%	77.2%	77.1%	76.6%	$45,789,336	5%	4%	101

“Same Store” Connecticut
1 Landmark Square	Stamford, Connecticut	Fee Interest	1	312,000	1	95.1		93.8	92.8	95.4	96.0	8,688,432	1	1	59
2 Landmark Square	Stamford, Connecticut	Fee Interest	1	46,000	0	57.3		54.9	57.3	64.1	69.0	647,580	0	0	7
3 Landmark Square	Stamford, Connecticut	Fee Interest	1	130,000	0	55.1		55.1	50.1	64.9	60.4	2,000,304	0	0	16
4 Landmark Square	Stamford, Connecticut	Fee Interest	1	105,000	0	87.6		84.9	84.9	84.9	77.7	2,782,560	0	0	12
5 Landmark Square	Stamford, Connecticut	Fee Interest	1	61,000	0	98.7		99.0	99.0	99.3	99.5	961,524	0	0	8
6 Landmark Square	Stamford, Connecticut	Fee Interest	1	172,000	1	83.4		83.4	83.4	83.4	83.4	3,734,796	0	0	5
7 Landmark Square	Stamford, Connecticut	Fee Interest	1	36,800	0	76.9		76.9	76.9	76.9	76.9	325,320	0	0	1
680 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	133,000	0	77.7		77.7	76.5	76.5	76.5	4,453,680		0	9
750 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	192,000	1	93.3		93.3	93.6	93.6	93.6	6,420,852		0	8
1055 Washington Boulevard	Stamford, Connecticut	Leasehold Interest	1	182,000	1	89.7		87.7	86.7	86.0	86.0	6,215,784	1	1	22
1010 Washington Boulevard	Stamford, Connecticut	Fee Interest	1	143,400	0	75.7		65.3	65.3	63.5	60.9	3,517,392	0	0	22
500 West Putnam Avenue	Greenwich, Connecticut	Fee Interest	1	121,500	0	57.0		57.0	57.0	55.1	55.1	3,161,148	0	0	11
Connecticut Subtotal/Weighted Average			12	1,634,700	5%	82.1%		80.5%	79.8%	81.3%	80.6%	$42,909,372	4%	3%	180

“Same Store” New Jersey
125 Chubb Way	Lyndhurst, New Jersey	Fee Interest	1	278,000	1	61.1		59.4	58.3	57.1	57.1	3,718,992	0	0	5
New Jersey Subtotal/Weighted Average			1	278,000	1%	61.1%		59.4%	58.3%	57.1%	57.1%	$3,718,992	0%	0%	5

“Non Same Store” Brooklyn, New York
16 Court Street	Brooklyn, New York	Fee Interest	1	317,600	1	90.3		87.2	88.4	84.9	84.5	10,855,200	1	1	67
Brooklyn, New York Subtotal/Weighted Average			1	317,600	1%	90.3%		87.2%	88.4%	84.9%	84.5%	$10,855,200	1%	1%	67

Total / Weighted Average Consolidated Properties			27	4,365,400	15%	78.7%		78.5%	77.8%	77.9%	77.4%	$103,272,900	10%	9%	353

UNCONSOLIDATED PROPERTIES
“Same Store”
The Meadows - 50%	Rutherford, New Jersey	Fee Interest	2	582,100	2	87.1		84.2	80.5	78.4	79.4	12,961,272		1	64
Jericho Plaza — 20.26%	Jericho, New York	Fee Interest	2	640,000	2	90.5		89.9	89.6	89.6	89.6	19,823,520		0	36
Total / Weighted Average Unconsolidated Properties			4	1,222,100	4%	88.9%		87.2%	85.3%	84.3%	84.7%	$32,784,792		1%	100

Suburban Grand Total / Weighted Average			31	5,587,500	19%	80.9%		80.4%	79.4%	79.3%	79.0%	$136,057,692			453
Suburban Grand Total - SLG share of Annualized Rent												$108,441,260		10%
Suburban Same Store Occupancy % - Combined				5,269,900	94%	80.4	%(2)	80.0%	78.9%	79.0%	78.7%

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

(2) Suburban same-store occupancy, inclusive of 44,337 square feet of leases signed but not yet commenced, is 81.2% as of March 31, 2014.

SELECTED PROPERTY DATA Retail, Development / Redevelopment & Land Properties

			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized	Gross Total RE	Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-14	Dec-13	Sep-13	Jun-13	Mar-13	Cash Rent ($’s)	Cash Rent (SLG%)	Book Value	Tenants

“Same Store” Retail
11 West 34th Street - 30%	Herald Square/Penn Station	Fee Interest	1	17,150	2	100.0	100.0	100.0	100.0	100.0	2,123,688	1	15,482,405	1
19-21 East 65th Street - 80% (2)	Plaza District	Leasehold Interest	2	23,610	3	83.0	100.0	100.0	100.0	100.0	1,326,006	2	7,545,967	6
21 East 66th Street - 32.28%	Plaza District	Fee Interest	1	16,736	2	100.0	100.0	100.0	100.0	100.0	3,410,185	2	83,805,649	1
131-137 Spring Street	Soho	Fee Interest	2	68,342	8	92.0	100.0	100.0	100.0	100.0	4,409,311	9	133,296,794	11
180-182 Broadway - 25.5%	Cast Iron / Soho	Fee Interest	2	156,086	18	100.0	100.0	100.0	—	—	9,757,368	5	133,720,440	3
717 Fifth Avenue - 10.92%	Midtown/Plaza District	Fee Interest	1	119,550	14	89.4	89.4	89.4	89.4	89.4	34,674,516	8	279,966,857	7
724 Fifth Avenue - 50%	Plaza District	Fee Interest	1	65,010	7	76.7	76.6	84.6	84.8	84.7	20,483,964	21	225,072,883	7
752 Madison Avenue - 80% (2)	Plaza District	Leasehold Interest	1	21,124	2	100.0	100.0	100.0	100.0	100.0	3,903,744	6	7,140,833	1
762 Madison Avenue - 80% (2)	Plaza District	Fee Interest	1	6,109	1	76.7	82.6	82.6	82.6	100.0	617,820	1	16,704,723	4
Williamsburg Terrace	Brooklyn, New York	Fee Interest	1	52,000	6	100.0	100.0	100.0	100.0	100.0	1,555,788	3	16,357,696	3
Subtotal/Weighted Average			13	545,717	62%	92.9%	94.7%	95.7%	67.1%	67.3%	$82,262,391	59%	$919,094,246	44

“Non Same Store” Retail
315 West 33rd Street - The Olivia	Penn Station	Fee Interest	1	270,132	31	100.0	100.0	N/A	N/A	N/A	14,844,154	30	195,537,225	10
1552-1560 Broadway - 50%	Times Square	Fee Interest	2	57,718	7	67.5	—	—	—	23.3	9,996,392	10	239,262,293	2
Subtotal/Weighted Average			3	327,850	38%	94.3%	82.4%	—	—	23.3%	$24,840,546	41%	$434,799,518	12

Total / Weighted Average Retail Properties			16	873,567	100%	93.4%	90.1%	86.5%	60.7%	63.1%	$107,102,937	100%	$1,353,893,765	56

Development / Redevelopment
150 Grand Street	White Plains, New York	Fee Interest	1	85,000	4	36.1	31.5	31.5	31.5	31.3	786,144	1	17,513,027	18
7 Renaissance Square - 50%	White Plains, New York	Fee Interest	1	65,641	3	46.6	46.6	46.6	40.3	40.3	997,380	1	6,001,233	4
33 Beekman Street - 45.9%	Downtown	Fee Interest	1	—	—	—	—	—	—	—	—	—	52,812,902	—
280 Park Avenue - 49.5%	Park Avenue	Fee Interest	1	1,219,158	51	50.1	59.4	59.4	54.9	54.9	64,971,588	47	1,159,119,320	25
51 East 42nd Street	Grand Central	Fee Interest	1	142,000	6	81.0	86.5	88.3	91.4	86.9	5,852,964	9	79,830,464	79
317 Madison Avenue	Grand Central	Fee Interest	1	450,000	19	72.9	78.6	81.9	81.6	81.7	18,754,272	28	135,630,908	64
331 Madison Avenue	Grand Central	Fee Interest	1	114,900	5	83.6	83.6	83.6	84.2	84.2	4,301,604	6	80,915,000	15
Fifth Avenue Retail Assemblage	Plaza District	Fee Interest	3	66,962	3	74.6	74.6	N/A	N/A	N/A	2,496,492	4	146,000,000	6
635 Sixth Avenue	Midtown South	Fee Interest	1	104,000	4	—	—	—	—	—	—	—	82,085,118	—
650 Fifth Avenue - 50%	Plaza District	Leasehold Interest	1	32,324	1	63.6	63.6	N/A	N/A	N/A	3,358,704	2	247,529,012	3
747 Madison Avenue - 33.33%	Plaza District	Fee Interest	1	10,000	0	59.1	59.1	59.1	59.1	—	3,300,000	2	85,405,214	1
985-987 Third Avenue	Upper East Side	Fee Interest	2	13,678	1	—	—	—	—	—	—	—	21,986,517	—
1080 Amsterdam - 87.5% (2)	Upper West Side	Leasehold Interest	1	82,250	3	2.2	2.2	2.2	2.2	2.2	146,475	0	39,154,378	1

Total / Weighted Average Development / Redevelopment Properties			16	2,385,913	100	54.1%	60.0%	60.3%	57.9%	57.4%	$104,965,623	100%	$2,153,983,093	216

“Same Store” Land
2 Herald Square (1)	Herald Square/Penn Station	Fee Interest	1	354,400	37	100.0	100.0	100.0	100.0	100.0	11,531,250	42	229,336,692
885 Third Avenue (1)	Midtown/Plaza District	Fee Interest	1	607,000	63	100.0	100.0	100.0	100.0	100.0	16,246,260	58	329,943,115
Total / Weighted Average Land			2	961,400	100%	100.0%	100.0%	100.0%	100.0%	100.0%	$27,777,510	100%	$559,279,807

Residential Properties

			# of	Useable		Occupancy (%)					Average Monthly	Annualized	Gross Total RE
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Total Units	Mar-14	Dec-13	Sep-13	Jun-13	Mar-13	Rent Per Unit ($’s)	Cash Rent ($’s)	Book Value

400 East 57th Street - 80% (2)	Upper East Side	Fee Interest	1	290,482	259	94.2	95.0	95.0	98.1	94.6	3,012	10,579,382	116,435,241
400 East 58th Street - 80% (2)	Upper East Side	Fee Interest	1	140,000	125	98.4	94.4	96.8	100.0	96.8	2,988	4,836,073	51,374,965
248-252 Bedford Avenue - 90% (2)	Brooklyn, New York	Fee Interest	1	66,611	81	87.7	85.7	67.9	20.2	—	4,632	3,946,397	56,713,175
315 West 33rd Street - The Olivia	Penn Station	Fee Interest	1	222,855	333	93.7	92.5	N/A	N/A	N/A	3,685	13,794,830	161,315,388
Total / Weighted Average Residential Properties			4	719,948	798	94.0%	92.9%	90.6%	84.6%	78.2%	$3,453	$33,156,681	$385,838,769

(1) Subject to long-term, third party net operating leases.

(2) Consolidated joint venture assets.

SELECTED PROPERTY DATA Manhattan Properties - Reckson Portfolio

			Useable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Sq. Feet	Sq. Feet	Mar-14	Dec-13	Sep-13	Jun-13	Mar-13	Cash Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
110 East 42nd Street	Grand Central	Fee Interest	215,400	2	83.6	86.5	86.5	85.8	84.9	8,525,664	2	2	23
304 Park Avenue South	Midtown South	Fee Interest	215,000	2	100.0	98.8	95.3	93.6	93.6	12,911,976	3	3	15
461 Fifth Avenue	Midtown	Leasehold Interest	200,000	2	99.3	99.4	99.4	99.4	99.4	16,708,464	4	4	14
555 West 57th Street	Midtown West	Fee Interest	941,000	10	99.9	99.9	99.1	99.8	99.2	34,974,432	9	8	10
609 Fifth Avenue	Rockefeller Center	Fee Interest	160,000	2	79.0	77.8	85.0	85.0	85.8	14,119,044	4	3	12
641 Sixth Avenue	Midtown South	Fee Interest	163,000	2	92.1	92.1	92.1	92.1	92.1	8,441,916	2	2	7
673 First Avenue	Grand Central South	Leasehold Interest	422,000	4	99.1	99.2	100.0	100.0	100.0	21,141,084	6	5	6
750 Third Avenue	Grand Central North	Fee Interest	780,000	8	96.4	95.8	96.8	96.8	96.1	41,611,728	11	10	28
810 Seventh Avenue	Times Square	Fee Interest	692,000	7	85.1	92.0	91.5	91.0	87.6	36,505,152	10	9	42
919 Third Avenue	Grand Central North	Fee Interest (1)	1,454,000	15	90.3	90.3	96.9	96.9	96.9	81,856,608		10	12
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1,062,000	11	99.9	95.2	95.2	95.2	97.6	84,988,956	23	20	19
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	562,000	6	95.7	99.5	98.1	95.3	97.0	37,035,444	10	9	35
Total / Weighted Average Manhattan Consolidated Properties			6,866,400	71%	94.4%	94.6%	96.0%	96.0%	95.9%	$398,820,468	85%	85%	223

Grand Total / Weighted Average			6,866,400	71%	94.4%	94.6%	96.0%	96.0%	95.9%	$398,820,468	85%		223
Grand Total - SLG share of Annualized Rent										$358,710,730		85%

Suburban Properties - Reckson Portfolio
CONSOLIDATED PROPERTIES
“Same Store”
1100 King Street - 1 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	74.8	74.8	74.8	74.9	74.9	1,748,724	0	0	2
1100 King Street - 2 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	47.9	47.0	47.0	47.0	47.0	1,361,088	0	0	3
1100 King Street - 3 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	57.2	57.2	57.2	55.7	63.3	1,733,760	0	0	3
1100 King Street - 4 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	83.9	83.9	69.6	68.1	59.4	1,933,896	1	0	9
1100 King Street - 5 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	81.8	82.6	80.5	80.5	80.5	1,808,844	0	0	7
1100 King Street - 6 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	50.8	88.0	88.0	88.0	88.0	1,521,432	0	0	3
520 White Plains Road	Tarrytown, New York	Fee Interest	180,000	2	55.8	57.8	57.8	75.4	75.4	2,769,864	1	1	9
115-117 Stevens Avenue	Valhalla, New York	Fee Interest	178,000	2	74.8	73.4	73.4	70.9	70.9	2,740,884	1	1	11
100 Summit Lake Drive	Valhalla, New York	Fee Interest	250,000	3	70.7	70.7	70.7	70.7	70.7	4,342,872	1	1	10
200 Summit Lake Drive	Valhalla, New York	Fee Interest	245,000	3	80.2	80.2	80.2	69.3	66.6	4,546,512	1	1	8
500 Summit Lake Drive	Valhalla, New York	Fee Interest	228,000	2	90.3	90.3	90.3	90.3	89.5	4,897,944	1	1	6
140 Grand Street	White Plains, New York	Fee Interest	130,100	1	93.6	93.6	89.5	89.5	89.5	4,039,992	1	1	13
360 Hamilton Avenue	White Plains, New York	Fee Interest	384,000	4	90.2	89.3	89.0	89.0	88.7	12,343,524	3	3	17
680 Washington Boulevard	Stamford, Connecticut	Fee Interest (1)	133,000	1	77.7	77.7	76.5	76.5	76.5	4,453,680		1	9
750 Washington Boulevard	Stamford, Connecticut	Fee Interest (1)	192,000	2	93.3	93.3	93.6	93.6	93.6	6,420,852		1	8
1055 Washington Boulevard	Stamford, Connecticut	Leasehold Interest	182,000	2	89.7	87.7	86.7	86.0	86.0	6,215,784	2	1	22
1010 Washington Boulevard	Stamford, Connecticut	Fee Interest	143,400	1	75.7	65.3	65.3	63.5	60.9	3,517,392	1	1	22
Total / Weighted Average Suburban Consolidated Properties			2,785,500	29%	78.7%	79.1%	78.3%	78.1%	77.5%	$66,397,044	15%	15%	162

Grand Total / Weighted Average			2,785,500	29%	78.7%	79.1%	78.3%	78.1%	77.5%	$66,397,044			162
Grand Total - SLG share of Annualized Rent										$61,068,523		15%

Reckson Portfolio Grand Total			9,651,900	100%	89.9%	90.2%	90.9%	91.0%	90.8%	$465,217,512			385
Portfolio Grand Total - SLG Share of Annualized Rent										$419,779,253	100%	100%

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

Retail & Development / Redevelopment Properties - Reckson Portfolio

			Useable	% of Total	Occupancy (%)					Annualized	Gross Total RE	Total
Properties	SubMarket	Ownership	Sq. Feet	Sq. Feet	Mar-14	Dec-13	Sep-13	Jun-13	Mar-13	Cash Rent ($’s)	Book Value	Tenants

Retail
315 West 33rd Street - The Olivia	Penn Station	Fee Interest	270,132	100	100.0	100.0	N/A	N/A	N/A	14,844,154	195,537,225	10
Total Retail Properties			270,132	100%	100.0%	100.0%	—	—	—	$14,844,154	$195,537,225	10

Development / Redevelopment
635 Sixth Avenue	Midtown South	Fee Interest	104,000	100	—	—	—	—	—	—	82,085,118	—
Total Development Properties			104,000	100%	0.0%	0.0%	0.0%	0.0%	0.0%	$—	$82,085,118	—

Residential Properties - Reckson Portfolio

			Useable		Occupancy (%)					Annualized	Average Monthly	Gross Total RE
Properties	SubMarket	Ownership	Sq. Feet	Total Units	Mar-14	Dec-13	Sep-13	Jun-13	Mar-13	Cash Rent ($’s)	Rent Per Unit ($’s)	Book Value

315 West 33rd Street - The Olivia	Penn Station	Fee Interest	222,855	333	93.7	92.5	N/A	N/A	N/A	13,794,830	3,685	161,315,388
Total Residential Properties			222,855	333	93.7%	92.5%	—	—	—	$13,794,830	$3,685	$161,315,388

LARGEST TENANTS BY SQUARE FEET LEASED Manhattan and Suburban Properties

									% of
							% of	SLG Share of	SLG Share of
		Lease	Total	Annualized		PSF	Annualized	Annualized	Annualized	Credit
Tenant Name	Property	Expiration	Square Feet	Cash Rent ($)		Annualized	Cash Rent	Cash Rent($)	Cash Rent	Rating(2)

Citigroup, N.A.	388 & 390 Greenwich Street, 485 Lexington Avenue, 750 Third Avenue, 800 Third Avenue, 750 Washington Blvd	Various	3,023,423	$131,952,427	(1)	$43.64	9.3%	$75,041,334	6.5%	A-
Viacom International, Inc.	1515 Broadway	2031	1,330,735	84,486,926		$63.49	5.9%	84,486,926	7.3%	BBB
Credit Suisse Securities (USA), Inc.	1 Madison Avenue & 1055 Washington	2019 & 2020	1,149,406	66,664,008		$58.00	4.7%	66,664,008	5.8%	A
AIG Employee Services, Inc.	180 Maiden Lane	2014	803,222	42,960,177		$53.48	3.0%	21,445,720	1.9%	A-
Random House, Inc.	1745 Broadway	2018 & 2023	644,598	40,130,292		$62.26	2.8%	12,946,032	1.1%	BBB+
Debevoise & Plimpton, LLP	919 Third Avenue	2021	619,353	41,967,407		$67.76	2.9%	21,403,378	1.9%
The City of New York	16 Court Street & 100 Church Street	2014, 2017 & 2034	541,787	17,538,963		$32.37	1.2%	17,538,963	1.5%	Aa2
Omnicom Group, Inc.	220 East 42nd Street	2017	493,560	20,630,778		$41.80	1.4%	20,630,778	1.8%	BBB+
Ralph Lauren Corporation	625 Madison Avenue	2019	339,381	23,247,720		$68.50	1.6%	23,247,720	2.0%	A
Advance Magazine Group, Fairchild Publications	750 Third Avenue & 485 Lexington Avenue	2021	339,195	15,272,850		$45.03	1.1%	15,272,850	1.3%
Harper Collins Publishers LLC	1350 Avenue of the Americas & 10 East 53rd Street	2014 & 2020	289,534	16,725,042		$57.77	1.2%	10,806,804	0.9%	BBB+
C.B.S. Broadcasting, Inc.	555 West 57th Street	2023	287,450	11,915,974		$41.45	0.8%	11,915,974	1.0%	BBB
Schulte, Roth & Zabel LLP	919 Third Avenue	2021	263,186	16,565,519		$62.94	1.2%	8,448,415	0.7%
HF Management Services LLC	100 Church Street & 521 Fifth Avenue	2015 & 2032	252,762	8,358,252		$33.07	0.6%	8,358,252	0.7%
New York Presbyterian Hospital	673 First Avenue	2021	232,772	10,713,268		$46.02	0.8%	10,713,268	0.9%
BMW of Manhattan	555 West 57th Street	2022	227,782	5,773,054		$25.34	0.4%	5,773,054	0.5%	A+
Stroock, Stroock & Lavan LLP	180 Maiden Lane	2023	223,434	11,093,850		$49.65	0.8%	5,538,050	0.5%
The Travelers Indemnity Company	485 Lexington Avenue & 2 Jericho Plaza	204 & 2021	213,456	10,995,843		$51.51	0.8%	9,899,562	0.9%	AA
The City University of New York - CUNY	555 West 57th Street & 16 Court Street	2020, 2023 & 2030	207,136	7,874,928		$38.02	0.6%	7,874,928	0.7%	Aa2
Amerada Hess Corp.	1185 Avenue of the Americas	2027	181,569	12,739,758		$70.16	0.9%	12,739,758	1.1%	BBB
Verizon	120 West 45th Street, 1100 King Street Bldg 1, 1 Landmark Square, 2 Landmark Square & 500 Summit Lake Drive	Various	172,502	4,929,512		$28.58	0.3%	4,929,512	0.4%	BBB+
United Nations	220 East 42nd Street	2017, 2021 & 2022	169,137	7,835,684		$46.33	0.5%	7,835,684	0.7%	A1
News America Incorporated	1185 Avenue of the Americas	2020	161,722	14,244,004		$88.08	1.0%	14,244,004	1.2%	BBB+
King & Spalding	1185 Avenue of the Americas	2025	159,943	13,793,036		$86.24	1.0%	13,793,036	1.2%
Young & Rubicam, Inc.	3 Columbus Circle	2033	159,292	9,909,020		$62.21	0.7%	4,845,511	0.4%	BBB
Bloomingdales, Inc.	919 Third Avenue	2024	148,465	7,645,957		$51.50	0.5%	3,899,438	0.3%	BBB+
National Hockey League	1185 Avenue of the Americas	2022	148,217	12,551,527		$84.68	0.9%	12,551,527	1.1%
New York Hospitals Center	673 First Avenue	2021 & 2026	147,433	7,555,513		$51.25	0.5%	7,555,513	0.7%
Banque National De Paris	919 Third Avenue	2016	145,834	9,535,977		$65.39	0.7%	4,863,348	0.4%	A+
Beth Israel Medical Center & The Mount Sinai Hospital	555 West 57th Street & 625 Madison Avenue	2016 & 2030	144,251	6,037,148		$41.85	0.4%	6,037,148	0.5%

Total			13,220,537	$691,644,415		$52.32	48.5%	$531,300,495	46.0%

Portfolio Grand Total			29,358,960	$1,425,910,512		$48.57		$1,154,605,503

(1) Reflects the net rent as of March 31, 2014 of $42.14 PSF for the 388-390 Greenwich Street lease.

(2) Corporate or bond rating.

TENANT DIVERSIFICATION Manhattan and Suburban Properties

Leasing Activity - Manhattan Operating Properties

Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($’s)(1)

Vacancy at 12/31/13			1,155,271

Add: Property out of redevelopment	3 Columbus Circle		155,684

Space which became available during the Quarter (2):
Office
	10 East 53rd Street	1	2,137	2,354	$90.00
	100 Park Avenue	3	11,336	10,965	$54.60
	110 East 42nd Street	1	10,251	10,251	$55.31
	120 West 45th Street	1	12,645	13,198	$55.00
	125 Park Avenue	1	29,856	29,856	$54.39
	304 Park Avenue South	2	20,394	19,585	$51.28
	420 Lexington Avenue	14	21,303	26,219	$52.59
	461 Fifth Avenue	1	6,650	7,134	$65.00
	521 Fifth Avenue	2	11,022	12,165	$67.22
	555 West 57th Street	1	6,144	7,210	$40.47
	600 Lexington Avenue	1	3,567	3,801	$73.26
	711 Third Avenue	1	86,620	98,618	$59.00
	800 Third Avenue	6	30,519	34,553	$67.65
	810 Seventh Avenue	3	95,262	94,577	$63.10
	1185 Avenue of the Americas	1	4,268	5,388	$59.86
	1350 Avenue of the Americas	3	22,025	22,147	$51.57
	Total/Weighted Average	42	373,999	398,021	$59.17

Retail
	100 Park Avenue	1	990	990	$80.66
	220 East 42nd Street	1	298	298	$160.66
	750 Third Avenue	1	4,412	4,412	$61.44
	Total/Weighted Average	3	5,700	5,700	$69.97

Storage
	220 East 42nd Street	1	337	337	$33.39
	420 Lexington Avenue	1	400	400	$21.57
	461 Fifth Avenue	1	200	285	$38.67
	673 First Avenue	1	153	153	$20.00
	Total/Weighted Average	4	1,090	1,175	$28.90

	Total Space which became available during the Quarter
	Office	42	373,999	398,021	$59.17
	Retail	3	5,700	5,700	$69.97
	Storage	4	1,090	1,175	$28.90
		49	380,789	404,896	$59.23

	Total Available Space		1,691,744

(1)  Escalated rent is calculated as total annual income less electric charges.

(2)  Includes expiring space, relocating tenants and move-outs where tenants vacated.  Excludes lease expirations where tenants heldover.

Leasing Activity - Manhattan Operating Properties Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,691,744

Office
	3 Columbus Circle	3	4.6	13,430	14,530	$76.66	$—	$82.00	1.6
	10 East 53rd Street	1	4.0	2,137	2,354	$90.00	$90.00	$10.00	3.0
	100 Park Avenue	2	9.0	14,625	15,680	$71.11	$49.68	$62.88	5.2
	110 East 42nd Street	1	3.0	4,154	4,249	$53.88	$—	$—	—
	120 West 45th Street	6	8.0	45,269	46,783	$56.22	$57.92	$53.91	4.0
	125 Park Avenue	2	1.3	30,937	32,361	$53.10	$51.75	$—	—
	304 Park Avenue South	3	0.5	23,079	23,685	$48.21	$46.37	$—	—
	420 Lexington Avenue	11	5.9	17,641	25,107	$54.90	$56.25	$11.24	1.5
	461 Fifth Avenue	1	2.5	6,650	7,134	$85.00	$65.00	$—	—
	521 Fifth Avenue	3	5.2	15,454	16,905	$62.84	$53.77	$13.83	2.2
	555 West 57th Street	1	9.8	6,144	7,210	$48.00	$40.47	$61.83	3.0
	609 Fifth Avenue	1	3.1	2,020	2,151	$65.00	$—	$—	1.0
	750 Third Avenue	1	3.0	5,104	5,480	$57.00	$—	$—	—
	800 Third Avenue	4	9.2	20,428	22,315	$72.16	$81.47	$10.32	2.1
	810 Seventh Avenue	3	7.3	47,703	51,357	$53.07	$56.45	$62.44	5.2
	1185 Avenue of the Americas	3	7.1	54,268	60,127	$63.62	$51.59	$52.03	3.3
	1350 Avenue of the Americas	1	9.8	720	737	$85.00	$62.43	$40.00	8.0
	Total/Weighted Average	47	6.0	309,763	338,165	$59.82	$54.88	$36.31	2.7

Retail
	100 Park Avenue	3	15.1	9,576	9,586	$57.38	$79.85	$—	7.5
	600 Lexington Avenue	2	15.4	4,264	4,264	$182.09	$—	$7.37	4.6
	750 Third Avenue	1	15.0	4,412	4,577	$62.92	$59.23	$54.62	—
	Total/Weighted Average	6	15.1	18,252	18,427	$87.61	$62.92	$15.27	5.0

Leased Space
	Office (3)	47	6.0	309,763	338,165	$59.82	$54.88	$36.31	2.7
	Retail	6	15.1	18,252	18,427	$87.61	$62.92	$15.27	5.0
	Total	53	6.4	328,015	356,592	$61.26	$55.08	$35.23	2.8

Total Available Space as of 3/31/14				1,363,729

Early Renewals
Office
	10 East 53rd Street	2	5.1	7,285	8,024	$83.22	$65.01	$—	—
	100 Park Avenue	2	2.5	32,414	36,633	$84.13	$66.03	$—	—
	110 East 42nd Street	1	5.3	13,970	14,371	$47.00	$44.06	$—	—
	125 Park Avenue	1	5.3	11,506	12,462	$54.00	$50.18	$15.00	3.0
	420 Lexington Avenue	7	3.2	24,600	30,253	$54.95	$47.74	$0.13	0.1
	461 Fifth Avenue	1	1.6	6,516	6,933	$81.00	$71.72	$15.00	4.0
	521 Fifth Avenue	1	16.5	14,216	16,406	$52.00	$31.90	$60.00	6.0
	625 Madison Avenue	1	1.0	4,612	4,612	$62.28	$62.28	$—	—
	750 Third Avenue	1	3.5	11,659	11,978	$60.00	$54.49	$5.66	2.0
	800 Third Avenue	1	3.3	11,200	12,808	$50.18	$47.18	$—	3.0
	Total/Weighted Average	18	4.8	137,978	154,480	$63.59	$53.13	$8.72	1.5

Storage
	100 Park Avenue	1	2.6	800	744	$38.07	29.18	$—	—
	420 Lexington Avenue	1	2.6	200	226	$28.11	$26.78	$—	—
	521 Fifth Avenue	1	16.5	207	207	$25.00	$20.00	$—	—
	800 Third Avenue	1	3.3	362	362	$25.00	$25.00	$—	—
	Total/Weighted Average	4	4.6	1,569	1,539	$31.78	$26.61	$—	—

Renewals
	Early Renewals Office	18	4.8	137,978	154,480	$63.59	$53.13	$8.72	1.5
	Early Renewals Storage	4	4.6	1,569	1,539	$31.78	$26.61	$—	—
	Total	22	4.8	139,547	156,019	$63.28	$52.87	$8.63	1.5

(1)    Annual initial base rent.

(2)    Escalated rent is calculated as total annual income less electric charges.

(3)    Average starting office rent excluding new tenants replacing vacancies is $57.66/rsf for 213,984 rentable SF.

Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $60.15/rsf for 368,464 rentable SF.

Leasing Activity - Suburban Operating Properties

Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($’s)(1)

Vacancy at 12/31/13			1,069,848

Add: Property out of redevelopment	125 Chubb Way		112,921

Space which became available during the Quarter (2):
Office
	1100 King Street - 5 Int’l Drive, Rye Brook, New York	1	637	637	$20.69
	1100 King Street - 6 Int’l Drive, Rye Brook, New York	3	33,446	33,446	$34.98
	520 White Plains Road, Tarrytown, New York	1	4,663	4,663	$28.18
	500 Summit Lake Drive, Valhalla, New York	1	5,748	5,748	$33.01
	4 Landmark Square, Stamford, Connecticut	1	1,675	1,750	$30.81
	1010 Washington Boulevard, Stamford, Connecticut	2	2,636	2,636	$31.05
	The Meadows, Rutherford, New Jersey	2	9,846	9,846	$28.42
	16 Court Street, Brooklyn, New York	6	33,378	38,579	$32.80
	Total/Weighted Average	17	92,029	97,305	$32.74

Retail
	16 Court Street, Brooklyn, New York	1	685	685	$113.03
	Total/Weighted Average	1	685	685	$113.03

Storage
	500 Summit Lake Drive, Valhalla, New York	1	150	150	$13.12
	5 Landmark Square, Stamford, Connecticut	2	200	210	$15.00
	Total/Weighted Average	3	350	360	$14.22

	Total Space which became available during the Quarter
	Office	17	92,029	97,305	$32.74
	Retail	1	685	685	$113.03
	Storage	3	350	360	$14.22
		21	93,064	98,350	$33.23

	Total Available Space		1,275,833

(1)  Escalated rent is calculated as total annual income less electric charges.

(2)  Includes expiring space, relocating tenants and move-outs where tenants vacated.  Excludes lease expirations where tenants heldover.

Leasing Activity - Suburban Operating Properties Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,275,833

Office
	1100 King Street - 2 Int’l Drive, Rye Brook, New York	1	5.0	856	856	$34.00	$—	$28.13	3.0
	520 White Plains Road, Tarrytown, New York	1	5.3	1,005	1,470	$24.00	$—	$10.00	3.0
	115-117 Stevens Avenue, Valhalla, New York	1	6.0	2,443	2,443	$24.00	$—	$17.20	18.0
	500 Summit Lake Drive, Valhalla, New York	1	5.4	5,748	5,748	$27.25	$33.01	$3.15	5.0
	360 Hamilton Avenue, White Plains, New York	1	10.6	3,562	3,562	$36.00	$—	$45.91	7.0
	1 Landmark Square, Stamford, Connecticut	1	3.0	3,803	3,803	$35.00	$—	$10.00	—
	2 Landmark Square, Stamford, Connecticut	1	3.3	1,108	1,108	$32.00	$31.47	$13.00	2.0
	4 Landmark Square, Stamford, Connecticut	2	3.9	4,575	4,650	$31.87	$30.81	$8.69	2.4
	1010 Washington Boulevard, Stamford, Connecticut	4	9.2	17,644	17,644	$30.16	$31.05	$39.44	10.2
	1055 Washington Boulevard, Stamford, Connecticut	2	3.1	3,660	3,683	$34.16	$22.25	$29.19	1.8
	125 Chubb Way, Lyndhurst, New Jersey	1	5.5	4,835	3,354	$25.00	$—	$26.54	6.0
	The Meadows, Rutherford, New Jersey	5	4.2	26,653	26,653	$25.72	$25.92	$15.21	3.0
	Jericho Plaza, Jericho, New York	1	5.5	4,292	4,292	$33.00	$—	$64.95	6.0
	16 Court Street, Brooklyn, New York	10	9.7	44,022	50,480	$31.33	$31.16	$19.84	0.8
	Total/Weighted Average	32	7.3	124,206	129,746	$29.87	$29.72	$22.61	3.6

Storage
	500 Summit Lake Drive, Valhalla, New York	1	5.4	150	150	$14.40	$13.12	$—	—
	Total/Weighted Average	1	5.4	150	150	$14.40	$13.12	$—	—

Leased Space
	Office (3)	32	7.3	124,206	129,746	$29.87	$29.72	$22.61	3.6
	Storage	1	5.4	150	150	$14.40	$13.12	$—	—
	Total	33	7.3	124,356	129,896	$29.85	$29.68	$22.58	3.6

Total Available Space as of 3/31/14				1,151,477

Early Renewals
Office
	1100 King Street - 2 Int’l Drive, Rye Brook, New York	1	3.0	3,593	3,593	$34.00	$36.02	$28.13	3.0
	520 White Plains Road, Tarrytown, New York	1	6.2	6,048	6,048	$27.75	$28.09	$15.00	5.0
	16 Court Street, Brooklyn, New York	4	7.6	11,420	13,812	$35.36	$31.34	$6.75	1.1
	Total/Weighted Average	6	6.6	21,061	23,453	$33.19	$31.22	$12.15	2.4

Renewals
	Early Renewals Office	6	6.6	21,061	23,453	$33.19	$31.22	$12.15	2.4
	Total	6	6.6	21,061	23,453	$33.19	$31.22	$12.15	2.4

(1) Annual initial base rent.

(2) Escalated Rent is calculated as total annual income less electric charges.

(3) Average starting office rent excluding new tenants replacing vacancies is $30.06/rsf for 68,187 rentable SF.

Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $30.86/rsf for 91,640 rentable SF.

ANNUAL LEASE EXPIRATIONS - Manhattan Operating Properties Office, Retail and Storage Leases

	Consolidated Properties							Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (5)		Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (5)

1st Quarter 2014 (1)	10	55,764	0.33%	$3,548,868	$63.64	$63.18		7	39,711	0.64%	$2,609,892	$65.72	$69.94
2nd Quarter 2014	16	972,946	5.83%	$52,746,648	$54.21	$51.92		7	254,562	4.11%	$15,571,236	$61.17	$82.92
3rd Quarter 2014	9	28,074	0.17%	$1,857,756	$66.17	$79.14		4	70,286	1.13%	$1,829,556	$26.03	$37.23
4th Quarter 2014	21	181,720	1.09%	$13,192,831	$72.60	$148.81		2	30,380	0.49%	$1,725,240	$56.79	$63.41

Total 2014	56	1,238,504	7.42%	$71,346,103	$57.61	$67.26		20	394,939	6.37%	$21,735,924	$55.04	$71.98

1st Quarter 2015	11	57,011	0.34%	$5,087,736	$89.24	$134.15		3	14,777	0.24%	$677,184	$45.83	$60.00
2nd Quarter 2015	20	103,035	0.62%	$6,289,200	$61.04	$65.10		9	61,708	1.00%	$3,949,176	$64.00	$66.05
3rd Quarter 2015	25	163,720	0.98%	$7,361,256	$44.96	$41.98		8	43,318	0.70%	$2,439,240	$56.31	$69.97
4th Quarter 2015	25	267,245	1.60%	$14,930,892	$55.87	$66.45		10	119,954	1.94%	$6,467,040	$53.91	$63.49

Total 2015	81	591,011	3.54%	$33,669,084	$56.97	$65.97		30	239,757	3.87%	$13,532,640	$56.44	$65.10

2016	82	934,243	5.59%	$57,194,388	$61.22	$72.03		22	202,172	3.26%	$11,772,744	$58.23	$66.24
2017	95	1,571,953	9.41%	$87,615,874	$55.74	$61.13		18	210,655	3.40%	$15,868,548	$75.33	$66.90
2018	64	686,217	4.11%	$50,842,810	$74.09	$96.37		26	468,058	7.55%	$32,731,672	$69.93	$68.44
2019	38	892,346	5.34%	$56,040,276	$62.80	$63.94		14	193,465	3.12%	$13,772,088	$71.19	$69.57
2020	42	2,352,744	14.09%	$138,144,586	$58.72	$66.12		15	283,567	4.58%	$14,597,412	$51.48	$64.99
2021	41	2,265,561	13.57%	$124,383,537	$54.90	$59.51		9	137,139	2.21%	$9,769,464	$71.24	$83.76
2022	32	819,838	4.91%	$47,867,676	$58.39	$75.12		10	134,334	2.17%	$7,764,420	$57.80	$64.45
2023	31	849,587	5.09%	$44,193,048	$52.02	$56.85		16	768,783	12.41%	$47,730,824	$62.09	$64.35
Thereafter	69	4,497,745	26.93%	$241,723,418	$53.74	$67.84		24	528,126	8.52%	$36,539,352	$69.19	$78.02
	631	16,699,749	100.00%	$953,020,800	$57.07	$66.72		204	3,560,995	57.48%	$225,815,088	$63.41	$69.16

							(4)	1	2,634,670	42.52%	$111,016,932
								205	6,195,665	100.00%	$336,832,020

(1) Includes month to month holdover tenants that expired prior to March 31, 2014.

(2) Tenants may have multiple leases.

(3) Represents in place annualized rent allocated by year of maturity.

(4) Citigroup’s net lease at 388-390 Greenwich Street which expires in 2035, net rent as of March 31, 2014 is $42.14/psf.

(5) Management’s estimate of average asking rents for currently occupied space as of March 31, 2014. Taking rents are typically lower than asking rents and may vary from property to property.

ANNUAL LEASE EXPIRATIONS - Suburban Operating Properties Office, Retail and Storage Leases

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2014 (1)	14	26,741	0.83%	$980,376	$36.66	$35.06	8	27,520	2.67%	$958,368	$34.82	$27.48
2nd Quarter 2014	8	33,833	1.05%	$1,256,820	$37.15	$35.78	7	60,031	5.83%	$1,952,304	$32.52	$34.13
3rd Quarter 2014	12	80,524	2.50%	$2,713,380	$33.70	$33.17	3	13,258	1.29%	$418,980	$31.60	$26.00
4th Quarter 2014	14	74,586	2.31%	$2,733,108	$36.64	$36.70	5	111,652	10.85%	$4,159,284	$37.25	$35.37

Total 2014	48	215,684	6.69%	$7,683,684	$35.62	$35.03	23	212,461	20.65%	$7,488,936	$35.25	$33.41

1st Quarter 2015	7	33,545	1.04%	$1,223,856	$36.48	$37.30	3	25,492	2.48%	$801,756	$31.45	$29.67
2nd Quarter 2015	13	49,778	1.54%	$1,814,748	$36.46	$32.74	1	3,975	0.39%	$102,372	$25.75	$27.53
3rd Quarter 2015	12	111,795	3.47%	$4,131,228	$36.95	$37.37	5	45,435	4.42%	$1,473,120	$32.42	$32.02
4th Quarter 2015	17	102,047	3.16%	$2,834,976	$27.78	$30.10	6	18,205	1.77%	$563,664	$30.96	$26.00

Total 2015	49	297,165	9.21%	$10,004,808	$33.67	$34.09	15	93,107	9.05%	$2,940,912	$31.59	$30.01

2016	58	558,957	17.33%	$19,268,160	$34.47	$35.26	9	69,616	6.77%	$2,091,480	$30.04	$28.16
2017	43	201,586	6.25%	$8,029,536	$39.83	$39.81	10	83,289	8.09%	$2,737,224	$32.86	$34.66
2018	44	277,739	8.61%	$9,574,788	$34.47	$35.65	10	98,215	9.55%	$3,320,580	$33.81	$31.41
2019	31	513,651	15.93%	$14,208,180	$27.66	$29.43	9	75,731	7.36%	$2,405,028	$31.76	$30.96
2020	20	302,074	9.37%	$9,594,816	$31.76	$33.06	3	41,357	4.02%	$1,469,244	$35.53	$33.95
2021	16	224,484	6.96%	$5,911,145	$26.33	$27.92	4	83,592	8.12%	$2,914,632	$34.87	$35.61
2022	9	49,152	1.52%	$1,574,916	$32.04	$33.29	0	0	0.00%	$0	$0.00	$0.00
2023	15	204,521	6.34%	$6,336,175	$30.98	$32.67	3	69,296	6.73%	$2,233,368	$32.23	$35.24
Thereafter	21	379,947	11.78%	$11,086,692	$29.18	$30.75	7	202,243	19.66%	$5,183,388	$25.63	$26.00
	354	3,224,960	100.00%	$103,272,900	$32.02	$33.09	93	1,028,907	100.00%	$32,784,792	$31.86	$31.34

(1) Includes month to month holdover tenants that expired prior to March 31, 2014.

(2) Tenants may have multiple leases.

(3) Represents in place annualized rent allocated by year of maturity.

(4) Management’s estimate of average asking rents for currently occupied space as of March 31, 2014. Taking rents are typically lower than asking rents and may vary from property to property.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Manhattan

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	3/31/2014	Price ($’s) (1)
1998 Acquisitions
Mar-98	420 Lexington Avenue	Operating Sublease	Grand Central	1,188,000	83.0	85.5	$78,000,000
May-98	711 3rd Avenue	Operating Sublease	Grand Central	524,000	79.0	71.9	$65,600,000
Jun-98	440 9th Avenue	Fee Interest	Penn Station	339,000	76.0	N/A	$32,000,000
				2,051,000			$175,600,000
1999 Acquisitions
Jan-99	420 Lexington Leasehold	Sub-leasehold	Grand Central	—	—	—	$27,300,000
Jan-99	555 West 57th Street - 65% JV	Fee Interest	Midtown West	941,000	100.0	99.9	$66,700,000
Aug-99	1250 Broadway - 50% JV	Fee Interest	Penn Station	670,000	96.5	N/A	$93,000,000
Nov-99	555 West 57th Street - remaining 35%	Fee Interest	Midtown West	—		99.9	$34,100,000
				1,611,000			$221,100,000
2000 Acquisitions
Feb-00	100 Park Avenue - 50% JV	Fee Interest	Grand Central	834,000	96.5	96.5	$192,000,000
				834,000			$192,000,000
2001 Acquisitions
Jun-01	317 Madison Avenue	Fee Interest	Grand Central	450,000	95.0	72.9	$105,600,000
Acquisition of JV Interest
Sep-01	1250 Broadway - 49.9% JV (2)	Fee Interest	Penn Station	670,000	97.7	N/A	$126,500,000
				1,120,000			$232,100,000
2002 Acquisitions
May-02	1515 Broadway - 55% JV	Fee Interest	Times Square	1,750,000	98.0	100.0	$483,500,000
				1,750,000			$483,500,000
2003 Acquisitions
Feb-03	220 East 42nd Street	Fee Interest	Grand Central	1,135,000	91.9	91.5	$265,000,000
Mar-03	125 Broad Street	Fee Interest	Downtown	525,000	100.0	N/A	$92,000,000
Oct-03	461 Fifth Avenue	Leasehold Interest	Midtown	200,000	93.9	99.3	$60,900,000
Dec-03	1221 Avenue of the Americas - 45% JV	Fee Interest	Rockefeller Center	2,550,000	98.8	N/A	$1,000,000,000
				4,410,000			$1,417,900,000
2004 Acquisitions
Mar-04	19 West 44th Street - 35% JV	Fee Interest	Midtown	292,000	86.0	N/A	$67,000,000
Jul-04	750 Third Avenue	Fee Interest	Grand Central	779,000	100.0	96.4	$255,000,000
Jul-04	485 Lexington Avenue - 30% JV	Fee Interest	Grand Central	921,000	100.0	100.0	$225,000,000
Oct-04	625 Madison Avenue	Leasehold Interest	Plaza District	563,000	68.0	92.1	$231,500,000
				2,555,000			$778,500,000
2005 Acquisitions
Feb-05	28 West 44th Street	Fee Interest	Midtown	359,000	87.0	N/A	$105,000,000
Apr-05	1 Madison Avenue - 55% JV	Fee Interest	Park Avenue South	1,177,000	96.0	100.0	$803,000,000
Apr-05	5 Madison Avenue Clock Tower	Fee Interest	Park Avenue South	267,000	N/A	N/A	$115,000,000
Jun-05	19 West 44th Street - remaining 65%	Fee Interest	Midtown	—		N/A	$91,200,000
				1,803,000			$1,114,200,000
2006 Acquisition
Mar-06	521 Fifth Avenue	Leasehold Interest	Midtown	460,000	97.0	95.4	$210,000,000
Jun-06	609 Fifth Avenue	Fee Interest	Midtown	160,000	98.5	79.0	$182,000,000
Dec-06	485 Lexington Avenue - remaining 70%	Fee Interest	Grand Central	—		100.0	$578,000,000
Dec-06	800 Third Avenue - 42.95% JV	Fee Interest	Grand Central North	526,000	96.9	93.5	$285,000,000
				1,273,400			$1,520,000,000
2007 Acquisition
Jan-07	Reckson - NYC Portfolio	Fee Interests / Leasehold Interest	Various	5,612,000	98.3	92.8	$3,679,530,000
Apr-07	331 Madison Avenue	Fee Interest	Grand Central	114,900	97.6	83.6	$73,000,000
Apr-07	1745 Broadway - 32.3% JV	Fee Interest	Midtown	674,000	100.0	100.0	$520,000,000
Jun-07	333 West 34th Street	Fee Interest	Penn Station	345,400	100.0	N/A	$183,000,000
Aug-07	1 Madison Avenue - remaining 45%	Fee Interest	Park Avenue South	1,177,000	99.8	100.0	$1,000,000,000
Dec-07	388 & 390 Greenwich Street - 50.6% JV	Fee Interest	Downtown	2,635,000	100.0	100.0	$1,575,000,000
				10,558,300			$7,030,530,000
2010 Acquisition
Jan-10	100 Church Street	Fee Interest	Downtown	1,047,500	41.3	98.7	$181,600,000
May-10	600 Lexington Avenue - 55% JV	Fee Interest	East Side	303,515	93.6	75.7	$193,000,000
Aug-10	125 Park Avenue	Fee Interest	Grand Central	604,245	99.1	82.2	$330,000,000
				1,955,260			$704,600,000
2011 Acquisition
Jan-11	521 Fifth Avenue - remaining 49.9%	Leasehold Interest	Midtown	460,000	80.7	95.4	$245,700,000
Apr-11	1515 Broadway - remaining 45%	Fee Interest	Times Square	1,750,000	98.5	100.0	$1,210,000,000
May-11	110 East 42nd Street	Fee Interest	Grand Central	205,000	72.6	83.6	$85,570,000
May-11	280 Park Avenue - 49.5% JV	Fee Interest	Park Avenue	1,219,158	78.2	50.1	$1,110,000,000
Nov-11	180 Maiden Lane - 49.9% JV	Fee Interest	Financial East	1,090,000	97.7	97.6	$425,680,000
Nov-11	51 East 42nd Street	Fee Interest	Grand Central	142,000	95.5	81.0	$80,000,000
				4,866,158			$3,156,950,000
2012 Acquisition
Feb-12	10 East 53rd Street - 55% JV	Fee Interest	Plaza District	354,300	91.9	90.0	$252,500,000
Jun-12	304 Park Avenue South	Fee Interest	Midtown South	215,000	95.8	100.0	$135,000,000
Sep-12	641 Sixth Avenue	Fee Interest	Midtown South	163,000	92.1	92.1	$90,000,000
Dec-12	315 West 36th Street - 35.5% JV	Fee Interest	Times Square South	147,619	99.2	99.2	$46,000,000
				879,919			$523,500,000

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2) Ownership interest from November 2001 - May 2008 was 55%. (From 9/1/01-10/31/01 the Company owned 99.8% of this property.)

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1999 - Manhattan

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2000 Sales
Feb-00	29 West 35th Street	Fee Interest	Penn Station	78,000	$11,700,000	$150
Mar-00	36 West 44th Street	Fee Interest	Grand Central	178,000	$31,500,000	$177
May-00	321 West 44th Street - 35% JV	Fee Interest	Times Square	203,000	$28,400,000	$140
Nov-00	90 Broad Street	Fee Interest	Financial	339,000	$60,000,000	$177
Dec-00	17 Battery South	Fee Interest	Financial	392,000	$53,000,000	$135
				1,190,000	$184,600,000	$156
2001 Sales
Jan-01	633 Third Ave	Fee Interest	Grand Central North	40,623	$13,250,000	$326
May-01	1 Park Ave - 45% JV	Fee Interest	Grand Central South	913,000	$233,900,000	$256
Jun-01	1412 Broadway	Fee Interest	Times Square South	389,000	$90,700,000	$233
Jul-01	110 East 42nd Street	Fee Interest	Grand Central	69,700	$14,500,000	$208
Sep-01	1250 Broadway (1)	Fee Interest	Penn Station	670,000	$126,500,000	$189
				2,082,323	$478,850,000	$242
2002 Sales
Jun-02	469 Seventh Avenue	Fee Interest	Penn Station	253,000	$53,100,000	$210
				253,000	$53,100,000	$210
2003 Sales
Mar-03	50 West 23rd Street	Fee Interest	Chelsea	333,000	$66,000,000	$198
Jul-03	1370 Broadway	Fee Interest	Times Square South	255,000	$58,500,000	$229
Dec-03	321 West 44th Street	Fee Interest	Times Square	203,000	$35,000,000	$172
				791,000	$159,500,000	$202
2004 Sales
May-04	1 Park Avenue (2)	Fee Interest	Grand Central South	913,000	$318,500,000	$349
Oct-04	17 Battery Place North	Fee Interest	Financial	419,000	$70,000,000	$167
Nov-04	1466 Broadway	Fee Interest	Times Square	289,000	$160,000,000	$554
				1,621,000	$548,500,000	$338
2005 Sales
Apr-05	1414 Avenue of the Americas	Fee Interest	Plaza District	111,000	$60,500,000	$545
Aug-05	180 Madison Avenue	Fee Interest	Grand Central	265,000	$92,700,000	$350
				376,000	$153,200,000	$407
2006 Sales
Jul-06	286 & 290 Madison Avenue	Fee Interest	Grand Central	149,000	$63,000,000	$423
Aug-06	1140 Avenue of the Americas	Leasehold Interest	Rockefeller Center	191,000	$97,500,000	$510
Dec-06	521 Fifth Avenue (3)	Leasehold Interest	Midtown	460,000	$240,000,000	$522
				800,000	$400,500,000	$501
2007 Sales
Mar-07	1 Park Avenue	Fee Interest	Grand Central South	913,000	$550,000,000	$602
Mar-07	70 West 36th Street	Fee Interest	Garment	151,000	$61,500,000	$407
Jun-07	110 East 42nd Street	Fee Interest	Grand Central North	181,000	$111,500,000	$616
Jun-07	125 Broad Street	Fee Interest	Downtown	525,000	$273,000,000	$520
Jun-07	5 Madison Clock Tower	Fee Interest	Park Avenue South	267,000	$200,000,000	$749
Jul-07	292 Madison Avenue	Fee Interest	Grand Central South	187,000	$140,000,000	$749
Jul-07	1372 Broadway (4)	Fee Interest	Penn Station/Garment	508,000	$335,000,000	$659
Nov-07	470 Park Avenue South	Fee Interest	Park Avenue South/Flatiron	260,000	$157,000,000	$604
				2,992,000	$1,828,000,000	$611
2008 Sales
Jan-08	440 Ninth Avenue	Fee Interest	Penn Station	339,000	$160,000,000	$472
May-08	1250 Broadway	Fee Interest	Penn Station	670,000	$310,000,000	$463
Oct-08	1372 Broadway (5)	Fee Interest	Penn Station/Garment	508,000	$274,000,000	$539
				1,517,000	$744,000,000	$490
2010 Sales
May-10	1221 Avenue of the Americas (6)	Fee Interest	Rockefeller Center	2,550,000	$1,280,000,000	$502
Sep-10	19 West 44th Street	Fee Interest	Midtown	292,000	$123,150,000	$422
				2,842,000	$1,403,150,000	$494
2011 Sales
May-11	28 West 44th Street	Fee Interest	Midtown	359,000	$161,000,000	$448

2013 Sales
Aug-13	333 West 34th Street	Fee Interest	Penn Station	345,400	$220,250,000	$638

(1) Company sold a 45% JV interest in the property at an implied $126.5 million sales price.

(2) Company sold a 75% JV interest in the property at an implied $318.5 million sales price.

(3) Company sold a 50% JV interest in the property at an implied $240.0 million sales price

(4) Company sold a 85% JV interest in the property at an implied $335.0 million sales price.

(5) Company sold a 15% JV interest in the property at an implied $274.0 million sales price.

(6) Company sold a 45% JV interest in the property at an implied $1.28 billion sales price.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Suburban

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	3/31/2014	Price ($’s) (1)
2007 Acquisition
Jan-07	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	92.5	N/A	$15,000,000
Jan-07	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	96.6	N/A	$31,600,000
Jan-07	Reckson - Connecticut Portfolio	Fee Interests / Leasehold Interest	Stamford, Connecticut	1,369,800	88.9	85.0	$490,750,000
Jan-07	Reckson - Westchester Portfolio	Fee Interests / Leasehold Interest	Westchester	2,346,100	90.6	76.7	$570,190,000
Apr-07	Jericho Plazas - 20.26% JV	Fee Interest	Jericho, New York	640,000	98.4	90.5	$210,000,000
Jun-07	1010 Washington Boulevard	Fee Interest	Stamford, Connecticut	143,400	95.6	75.7	$38,000,000
Jun-07	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	94.4	57.0	$56,000,000
Jul-07	16 Court Street - 35% JV	Fee Interest	Brooklyn, New York	317,600	80.6	90.3	$107,500,000
Aug-07	150 Grand Street	Fee Interest	White Plains, New York	85,000	52.9	36.1	$6,700,000
Sep-07	The Meadows - 25% JV	Fee Interest	Rutherford, New Jersey	582,100	81.3	87.1	$111,500,000
				5,880,500			$1,637,240,000
2013 Acquisition
Apr-13	16 Court Street - additional JV interest	Fee Interest	Brooklyn, New York	317,600	84.9	90.3	$96,200,000
				317,600			$96,200,000

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Suburban

						Sales	Sales
	Property		Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2008 Sales
Oct-08	100 & 120 White Plains Roa	d	Fee Interest	Tarrytown, New York	211,000	$48,000,000	$227

2009 Sales
Jan-09	55 Corporate Drive		Fee Interest	Bridgewater, New Jersey	670,000	$230,000,000	$343
Aug-09	399 Knollwood Road		Fee Interest	White Plains, New York	145,000	$20,767,307	$143
					815,000	$250,767,307

2012 Sales
Jul-12	One Court Square		Fee Interest	Long Island City, New York	1,402,000	$481,100,000	$343

2013 Sales
Sep-13	300 Main Street		Fee Interest	Stamford, Connecticut	130,000	$13,500,000	$104

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Retail, Residential, Development / Redevelopment & Land

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	3/31/2014	Price ($’s) (1)
2005 Acquisition
Jul-05	1551-1555 Broadway - 10% JV	Fee Interest	Times Square	25,600	N/A	N/A	$85,000,000
Jul-05	21 West 34th Street - 50% JV	Fee Interest	Herald Square	30,100	N/A	N/A	$17,500,000
Sep-05	141 Fifth Avenue - 50% JV	Fee Interest	Flatiron	21,500	N/A	N/A	$13,250,000
Nov-05	1604 Broadway - 63% JV	Leasehold Interest	Times Square	29,876	17.2	N/A	$4,400,000
Dec-05	379 West Broadway - 45% JV	Leasehold Interest	Cast Iron/Soho	62,006	100.0	N/A	$19,750,000
				169,082			$139,900,000
2006 Acquisition
Jan-06	25-29 West 34th Street - 50% JV	Fee Interest	Herald Square/Penn Station	41,000	55.8	N/A	$30,000,000
Sep-06	717 Fifth Avenue - 32.75% JV	Fee Interest	Midtown/Plaza District	119,550	63.1	89.4	$251,900,000
				160,550			$281,900,000
2007 Acquisition
Aug-07	180 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	24,300	85.2	100.0	$13,600,000
Apr-07	Two Herald Square - 55% JV	Fee Interest	Herald Square	N/A	N/A	N/A	$225,000,000
Jul-07	885 Third Avenue - 55% JV	Fee Interest	Midtown / Plaza District	N/A	N/A	N/A	$317,000,000
				24,300			$555,600,000
2008 Acquisition
Jan-08	125 Chubb Way	Fee Interest	Lyndhurst, New Jersey	278,000	—	61.1	$29,364,000
Feb-08	182 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	46,280	83.8	100.0	$30,000,000
				324,280			$59,364,000
2010 Acquisition
Nov-10	Williamsburg Terrace	Fee Interest	Brooklyn, New York	52,000	100.0	100.0	$18,000,000
Dec-10	11 West 34th Street - 30% JV	Fee Interest	Herald Square/Penn Station	17,150	100.0	100.0	$10,800,000
Dec-10	7 Renaissance Square - 50% JV	Fee Interest	White Plains, New York	65,641	—	46.6	$4,000,000
Dec-10	Two Herald Square - 45% (2)	Fee Interest	Herald Square	354,400	100.0	100.0	$247,500,000
Dec-10	885 Third Avenue - 45% (2)	Fee Interest	Midtown / Plaza District	607,000	100.0	100.0	$352,000,000
Dec-10	292 Madison Avenue	Fee Interest	Grand Central South	203,800	N/A	N/A	$78,300,000
				1,299,991			$710,600,000
2011 Acquisition
Jan-11	3 Columbus Circle - 48.9%	Fee Interest	Columbus Circle	741,500	20.1	73.2	$500,000,000
Aug-11	1552-1560 Broadway - 50%	Fee Interest	Times Square	35,897	59.7	67.5	$136,550,000
Sep-11	747 Madison Avenue - 33.33%	Fee Interest	Plaza District	10,000	100.0	59.1	$66,250,000
				787,397			$702,800,000
2012 Acquisition
Jan-12	DFR Residential and Retail Portfolio - 80%	Fee Interests / Leasehold Interest	Plaza District, Upper East Side	489,882	95.1	94.9	$193,000,000
Jan-12	724 Fifth Avenue - 50%	Fee Interest	Plaza District	65,010	92.9	76.7	$223,000,000
Jul-12	West Coast Office Portfolio - 27.63%	Fee Interest		4,473,603	76.3	N/A	$880,103,924
Aug-12	33 Beekman Street - 45.9%	Fee Interest	Downtown	—	—	—	$31,160,000
Sep-12	635 Sixth Avenue	Fee Interest	Midtown South	104,000	—	—	$83,000,000
Oct-12	1080 Amsterdam - 87.5%	Leasehold Interest	Upper West Side	82,250	2.2	2.2	$—
Dec-12	21 East 66th Street - 32.28%	Fee Interest	Plaza District	16,736	100.0	100.0	$75,000,000
Dec-12	985-987 Third Avenue	Fee Interest	Upper East Side	13,678	—	—	$18,000,000
Dec-12	131-137 Spring Street	Fee Interest	Soho	68,342	100.0	92.0	$122,300,000
				5,313,501			$1,625,563,924
2013 Acquisition
Mar-13	248-252 Bedford Avenue - 90%	Fee Interest	Brooklyn, New York	66,611	—	87.7	$54,900,000
Nov-13	650 Fifth Avenue - 50%	Leasehold Interest	Plaza District	32,324	63.6	63.6	$—
Nov-13	315 West 33rd Street - The Olivia	Fee Interest	Penn Station	492,987	96.6	97.1	$386,775,000
Nov-13	Fifth Avenue Retail Assemblage	Fee Interest	Plaza District	66,962	74.6	74.6	$146,221,990
				658,884			$587,896,990

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Retail, Residential, Development / Redevelopment & Land

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2011 Sales
Sep-11	1551-1555 Broadway (3)	Fee Interest	Times Square	25,600	$276,757,000	$10,811

2012 Sales
Feb-12	141 Fifth Avenue (4)	Fee Interest	Flatiron	13,000	$46,000,000	$3,538
Feb-12	292 Madison Avenue	Fee Interest	Grand Central South	203,800	$85,000,000	$417
Apr-12	379 West Broadway	Leasehold Interest	Cast Iron/Soho	62,006	$48,500,000	$782
Jun-12	717 Fifth Avenue (5)	Fee Interest	Midtown/Plaza District	119,550	$617,583,774	$5,166
Sep-12	3 Columbus Circle (6)	Fee Interest	Columbus Circle	214,372	$143,600,000	$670
				612,728	$940,683,774
2013 Sales
Feb-13	44 West 55th Street	Fee Interest	Plaza District	8,557	$6,250,000	$730
Jun-13	West Coast Office Portfolio	Fee Interest	Los Angeles, California	406,740	$111,925,000	$275
Aug-13	West Coast Office Portfolio	Fee Interest	Fountain Valley, California	302,037	$66,993,750	$222
Sep-13	West Coast Office Portfolio	Fee Interest	San Diego, California	110,511	$45,400,000	$411
Dec-13	27-29 West 34th Street	Fee Interest	Herald Square/Penn Station	15,600	$70,052,158	$4,491
				843,445	$300,620,908
2014 Sales
Jan-14	21-25 West 34th Street	Fee Interest	Herald Square/Penn Station	30,100	$114,947,844	$3,819
Mar-14	West Coast Office Portfolio	Fee Interest		3,654,315	$756,000,000	$207
				3,684,415	$870,947,844

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2) Subject to long-term, third party net operating leases.

(3) Company sold our remaining 10% JV interest in the property at an implied $276.8 million sales price.

(4) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.

(5) Company sold 50% of its remaining interest after a promote. The Company retained a 10.92% interest in the property.

(6) The joint venture sold a 29% condominium interest in the property.

Executive & Senior Management

Stephen L. Green

Chairman of the Board

Marc Holliday

Chief Executive Officer

Andrew Mathias

President

James Mead

Chief Financial Officer

Andrew S. Levine

Chief Legal Officer

Steven M. Durels

Executive Vice President, Director of Leasing and Real Property

Edward V. Piccinich

Executive Vice President, Property Management and Construction

Neil H. Kessner

Executive Vice President, General Counsel - Real Property

David M. Schonbraun

Co-Chief Investment Officer

Isaac Zion

Co-Chief Investment Officer

Matthew J. DiLiberto

Chief Accounting Officer & Treasurer

ANALYST COVERAGE

ANALYST COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(212) 449-6339	james.feldman@baml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
Cantor Fitzgerald	David Toti	(212) 915-1219	dtoti@cantor.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Cowen and Company	James Sullivan	(646) 562-1380	james.sullivan@cowen.com
Deutsche Bank	Vin Chao	(212) 250-6799	vincent.chao@db.com
Goldman Sachs & Co.	Brad Burke	(917) 343-2082	brad.burke@gs.com
Green Street Advisors	Michael Knott	(949) 640-8780	mknott@greenstreetadvisors.com
ISI Group	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Tayo Okusanya	(212) 336-7076	tokusanya@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Jordan Sadler	(917) 368-2280	jsadler@keybanccm.com
Morgan Stanley	Vance H. Edelson	(212) 761-0078	vance.edelson@morganstanley.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Sandler O’Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
UBS Securities LLC	Ross T. Nussbaum	(212) 713-2484	ross.nussbaum@ubs.com
Wells Fargo Securities, LLC	Brendan Maiorana	(443) 263-6516	brendan.maiorana@wachovia.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Bank of America – Merrill Lynch	Tom Truxillo	(980) 386-5212	thomas.c.truxillo_jr@baml.com
Citigroup	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

SUPPLEMENTAL DEFINITIONS

Adjusted EBITDA is calculated by adding income taxes, loan loss reserves and our share of joint venture depreciation and amortization to operating income.

Annualized rent is calculated as monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.

Debt service coverage is adjusted EBITDA divided by total interest and principal payments.

Fixed charge is the total payments for interest, principal amortization, ground leases and preferred stock dividend.

Fixed charge coverage is adjusted EBITDA divided by fixed charge.

Funds available for distribution (FAD) is defined as FFO plus non-real estate depreciation, 2% allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing cost, and recurring building improvements.

Funds from operations (FFO) is defined under the White Paper approved by the Board of Governors of NAREIT in April 2002, as amended, as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring, sales of properties and real estate related impairment charges, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Interest coverage is adjusted EBITDA divided by total interest expense.

Junior Mortgage Participations are subordinate interests in first mortgages.

Mezzanine Debt Loans are loans secured by ownership interests.

Percentage leased represents the percentage of leased square feet, including month-to-month leases, to total rentable square feet owned, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy.

Preferred Equity Investments are equity investments entitled to preferential returns that are senior to common equity.

Recurring capital expenditures represents non-incremental building improvements and leasing costs required to maintain current revenues.  Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Redevelopment costs are non-recurring capital expenditures incurred in order to improve buildings to SLG’s “operating standards.” These building costs are taken into consideration during the underwriting for a given property’s acquisition.

Same-store NOI growth is the change in the NOI (excluding straight-line rents) of the same-store properties from the prior year reporting period to the current year reporting period.

Same-store properties include all properties that were owned in the same manner  during both the current and prior year reporting periods, and excludes development properties prior to being stabilized for both the current and prior reporting period.

Second generation TIs and LCs are tenant improvements, lease commissions, and other leasing costs incurred during leasing of second generation space. Costs incurred prior to leasing available square feet are not included until such space is leased. Second generation space excludes square footage vacant at acquisition.

SLG’s share of total debt to market capitalization is calculated as SLG’s share of total debt divided by the sum of total debt plus market equity and preferred stock at liquidation value. SLG’s share of total debt includes total consolidated debt plus SLG’s pro rata share of the debt of unconsolidated joint ventures less JV partners’ share of debt.  Market equity assumes conversion of all OP units into common stock.

Total square feet owned represents 100% of the square footage of properties either owned directly by SLG or in which SLG has an interest (e.g. joint ventures).